                                 Exhibit 10.8
                                 ------------


================================================================================

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                     AMONG

                         BONNEVILLE FUELS CORPORATION,
                    BONNEVILLE FUELS MARKETING CORPORATION,
                        COLORADO GATHERING CORPORATION,
                    BONNEVILLE FUELS OPERATING CORPORATION,
                                      AND
                    BONNEVILLE FUELS MANAGEMENT CORPORATION,
                                  as Borrowers


                                      AND

                     FIRST INTERSTATE BANK OF DENVER, N.A.,
                                   as Lender


                                  Dated as of

                                  May 31, 1994

================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----

ARTICLE I  DEFINITIONS AND ACCOUNTING TERMS................................   2

ARTICLE II  THE CREDIT.....................................................  10

           (a) Loans and Letters of Credit.................................  11
           (b) Conversion of Facility A Prime Rate Loans...................  11

ARTICLE III  FEES, PROCEDURES AND PAYMENT..................................  12

           (a) Facility Fee................................................  12
           (b) Borrowing Base Commitment Fees..............................  12
           (c) Letter of Credit Fees.......................................  12
           (d) Facility A Prepayment Fee...................................  13
           (e) General.....................................................  13
           (f) Interest Periods............................................  13
           (g) Facility A..................................................  15
           (h) Facility B..................................................  15

ARTICLE IV  BORROWING BASE.................................................  16

           (a) Facility A..................................................  16
           (b) Facility B..................................................  16

ARTICLE V  CONDITIONS OF LENDING...........................................  20

ARTICLE VI  SECURITY.......................................................  22

ARTICLE VII  REPRESENTATIONS AND WARRANTIES................................  23

           (a) Existence; Standing.........................................  23
           (b) Qualification to Do Business................................  23
           (c) Due Authorization...........................................  23
           (d) Approvals...................................................  24
           (e) Binding Obligations.........................................  24
           (f) Financial Statements........................................  24
           (g) Use of Proceeds.............................................  24

           (h) Regulation U..............................................  24
           (i) Investment Company Act....................................  24
           (j) Other Obligations.........................................  24
           (k) Full Disclosure...........................................  25
           (l) No Litigation.............................................  25
           (m) No ERISA Liability........................................  25
           (n) Title to Mortgaged Properties.............................  25
           (o) Existing Subsidiaries.....................................  25
           (p) Drilling and Operations...................................  25
           (q) Qualification to Hold Federal Oil and Gas Leases..........  26
           (r) Environmental.............................................  26

ARTICLE VIII  COVENANTS OF THE BORROWERS.................................  27

           (a) Payment and Performance...................................  27
           (b) Books, Financial Statements and Reports...................  27
           (c) Other Information and Inspections.........................  29
           (d) Notice of Material Events.................................  29
           (e) Financial Covenants.......................................  30
           (f) Maintenance of Existence and Qualifications...............  30
           (g) Maintenance of Properties.................................  30
           (h) Payment of Taxes, Etc.....................................  31
           (i) Insurance.................................................  31
           (j) Books and Records.........................................  31
           (k) Payment of Expenses.......................................  31
           (l) Performance on the Borrowers' Behalf......................  31
           (m) Compliance with Agreements and Law........................  32
           (n) Evidence of Compliance....................................  32
           (o) Further Assurances........................................  32
           (p) Production Purchasers.....................................  32
           (q) Environmental Laws........................................  32
           (r) Limitation on Dividends and Distributions.................  33
           (s) Limitation on Stock Repurchase............................  33

           (t) Limitation on Indebtedness................................. 33
           (u) Limitation on Liens........................................ 34
           (v) Limitation on Mergers...................................... 34
           (w) Limitation on Sales of Property............................ 34
           (x) Fiscal Year................................................ 34
           (y) Amendment of Contracts..................................... 34
           (z) Limitation on Investments and New Businesses............... 35
           (aa) Limitation on Credit Extensions........................... 35
           (bb) ERISA Compliance.......................................... 35
           (cc) Limitation on Certain Repayments.......................... 35
           (dd) Limitation on Payments to BPC............................. 35

ARTICLE IX  EVENTS OF DEFAULT AND THEIR EFFECT............................ 36

           (a) Nonpayment of Notes........................................ 36
           (b) Collateral Documents....................................... 36
           (c) Representations And Warranties............................. 36
           (d) Noncompliance With Specific Provisions Of This Agreement... 36
           (e) Noncompliance With This Agreement.......................... 36
           (f) Nonpayment Of Other Indebtedness For Borrowed Money........ 36
           (g) Bankruptcy, Insolvency, Etc................................ 36
           (h) Material Adverse Change.................................... 37
           (i) Judgment................................................... 37
           (j) American Atlas Contract.................................... 37
  Section 9.1 Effect of the Occurrence of an Event of Default............. 37

ARTICLE X  MISCELLANEOUS.................................................. 38

                                    EXHIBITS
                                    --------

EXHIBIT A-1  FORM OF FACILITY A NOTE

EXHIBIT A-2  FORM OF FACILITY B NOTE

EXHIBIT A-3  FORM OF TERM NOTE

EXHIBIT B    FORM OF REQUEST FOR CREDIT

EXHIBIT C    FORM OF A/R BORROWING BASE CERTIFICATE

EXHIBIT D    FORM OF INTEREST PERIOD/CONVERSION NOTICE

EXHIBIT E    FORM OF OPINION OF BORROWERS' COUNSEL

EXHIBIT F    FORM OF SECURITY OPINION

EXHIBIT G    FORM OF OMNIBUS CERTIFICATE

                                   SCHEDULES
                                   ---------

SCHEDULE 6.3     SECURITY OPINION PROPERTIES

SCHEDULE 7.1(d)  APPROVALS

SCHEDULE 7.1(j)  OTHER OBLIGATIONS

SCHEDULE 7.1(1)  PENDING LITIGATION

SCHEDULE 7.1(n)  LIENS AND ENCUMBRANCES

SCHEDULE 7.1(r)  ENVIRONMENTAL DISCLOSURE

SCHEDULE 8.2(c)  EXISTING DEBT

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

     This Amended and Restated Credit Agreement is made and entered into as of the 31st day of May, 1994, by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation ("BFC"), BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation ("BFMC"), COLORADO GATHERING CORPORATION, a Utah Corporation ("CGC"), BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation ("BFOC"), and BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation ("BFM Corp.," with BFC, BFMC, CGC, BFOC, and BFM Corp., referred to collectively as "Borrowers" and individually as a "Borrower"), and FIRST INTERSTATE BANK OF DENVER, N.A., a national banking association (the "Bank").

                                    RECITALS
                                    --------

     A. The Borrowers are collectively engaged in the business of exploring for, producing, gathering and marketing of natural gas and oil, and require funds for working capital needs and for other general corporate purposes.

     B. Pursuant to a Credit Agreement dated as of August 30, 1991 (the "Chase Credit Agreement") BFC has heretofore borrowed certain funds from Chase Manhattan Bank (National Association) ("Chase"). The funds so borrowed by BFC are evidenced by a Note dated as of August 30, 1991 (the "Chase Note"), the outstanding principal balance of which is $7,368,725 as of the date hereof (the "Chase Loan"). The obligations of BFC under the Chase Credit Agreement, Chase Note and certain other agreements executed in connection therewith are secured by various collateral security documents creating liens and encumbrances on and security interests in certain real and personal property of BFC (collectively, the "Chase Collateral Documents," with the Chase Credit Agreement, the Chase Note and the Chase Collateral Documents sometimes referred to collectively as the "Chase Documents").

     C. Contemporaneously with the execution of this Agreement, the Bank is acquiring the Chase Loan and is receiving from Chase a conveyance of the Chase Documents.

     D. The Bank has agreed to extend credit to all of the Borrowers, and the Bank and the Borrowers desire hereby to amend and restate the Chase Credit Agreement in its entirety to reflect the continuation of the principal balance of the Chase Loan currently outstanding, to add the Borrowers in addition to BFC as parties liable for repayment of the Chase Loan, and to provide for certain other credit facilities, all on the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, IN CONSIDERATION of the following mutual covenants and other good and valuable consideration, the Borrowers and the Bank agree that the outstanding principal balance of the Chase Loan constitutes a Loan hereunder for all purposes, and the Chase Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

     Section 1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the indicated meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Accounts Receivable Report" means a monthly report of its outstanding accounts receivable, including aging, in form acceptable to the Bank, submitted by BFMC and BFM Corp. to the Bank pursuant to Section 8.1(b)(vii).

     "Advance" means, as a verb, the advance of the Loans by the Bank to the Borrowers pursuant to Article II, and as a noun, the funds so Advanced.

     "Advance Date" means any day on which an Advance is made hereunder.

     "Agreement" means this Credit Agreement as the same may be amended from time to time.

     "AAA" means the American Arbitration Association.

     "American Atlas Contract" means the Amended and Restated Gas Sales Agreement dated January 1, 1993 between BFC, as seller, and American Atlas #1, Ltd., as buyer.

     "Amortizing Period" means, with regard to Facility A, the period following the Conversion Date during which the Facility A Loan will be repaid by the Borrowers, as established by the Bank pursuant to Section 3.3.

     "A/R Borrowing Base" has the meaning specified in Sections 4.1(b) and 4.4.

     "A/R Borrowing Base Redetermination" has the meaning specified in Section 4.4.

     "Bank" means First Interstate Bank of Denver, N.A., and its successors and assigns.

     "Borrowers" mean Bonneville Fuels Corporation, a Colorado corporation, Bonneville Fuels Marketing Corporation, a Utah corporation, Colorado Gathering

Corporation, a Utah Corporation, Bonneville Fuels Operating Corporation, a Utah corporation, and Bonneville Fuels Management Corporation, a Utah corporation.

     "BPC" means Bonneville Pacific Corporation, a Delaware corporation.

     "Borrowing Base Commitment Fees" mean the fees payable by the Borrowers to the Bank pursuant to Section 3.1(b).

     "Breakage Costs" mean the aggregate net amount of all costs and losses which the Bank actually incurs as a result of payment of the Principal Amount of any LIBOR Loan other than at the end of an Interest Period, the Bank's good faith computation of such costs and losses to be conclusive and binding in the absence of error, and the amount thereof to be paid in same day funds upon demand by the Bank.

     "Business Day" means any day of the year not a Saturday or Sunday on which banks in Denver, Colorado are open for business.

     "Chase" means Chase Manhattan Bank (National Association).

     "Chase Collateral Documents" mean the various collateral security documents creating liens and encumbrances on and security interests in certain real and personal property of BFC that secure the Chase Loan.

     "Chase Credit Agreement" means the credit agreement dated as of August 30, 1991 between BFC and Chase.

     "Chase Documents" mean the Chase Credit Agreement, the Chase Note and the Chase Collateral Documents.

     "Chase Loan" means the outstanding principal balance of the funds advanced by Chase to BFC, as evidenced by the Chase Note.

     "Chase Note" means the note dated as of August 30, 1991 between BFC and Chase evidencing the Chase Loan.

     "Chase Transfer Documents" mean assignments and other instruments of transfer in form reasonably satisfactory to the Bank, transferring the Chase Loan and Chase Documents to the Bank.

     "Closing Date" means June 27, 1994.

     "Collateral" means at any time, properties, assets, rights and interests of the Borrowers in which the Bank has an encumbrance, lien or security interest pursuant to the Collateral Documents.

     "Collateral Documents" mean the deeds of trust, mortgages, chattel mortgages, assignments of proceeds, security agreements, financing statements, pledge agreements and other instruments in form and substance satisfactory to the Bank executed by the Borrowers as provided in Section 6.1, together with the Chase Collateral Documents and the Chase Transfer Documents, granting to and perfecting in favor of the Bank first and prior liens on or security interests in the properties, assets, rights and interests of the Borrowers described in such documents.

     "Commitment" means the aggregate undertaking of the Bank pursuant to the Facility A Commitment and the Facility B Commitment.

     "Conversion Date" means the date on which the Borrowers' right to borrow, repay and reborrow amounts under Facility A shall terminate as provided in
Section 3.3 and on which the outstanding Principal Amount of the Facility A Loans shall become a Term Loan, subject to the Term Note, payable in installments as provided in Section 3.3. The Conversion Date will be April 1, 1996, unless the parties elect to extend the Conversion Date by mutual written agreement or, if earlier, the date on which the Revolving Loans terminate pursuant to Section 3.3.

     "Draw" means funds paid by the Bank to beneficiaries of and pursuant to Letters of Credit, which funds shall constitute Facility A Loans or Facility B Loans depending upon the facility pursuant to which the Letter of Credit was issued under which the Draw occurs.

     "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services; (ii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, regarded as capital leases; (iii) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligation of others of the kinds referred to in clause (i) or (ii) above; and (iv) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

     "Default Interest Rate" means a rate of interest per annum equal to (i) the Prime Rate in effect from time to time, plus (ii) four percent (4%).

     "Eligible Accounts Receivable" has the meaning specified in Section 4.4.

     "Environmental Laws" mean any federal, state or local law, statute, rule, regulation, ordinance, order or determination pertaining to health or the environment in effect in any and all jurisdictions in which the Borrowers are conducting or at any time have conducted business, or where any property of the Borrowers is located, or where any Hazardous Materials generated by or disposed of by the Borrowers are located, including, without limitation, the Clean Air Act, as amended; the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended; the Federal Water Pollution Control Act, as amended; the Resource Conservation and Recovery Act ("RCRA") as amended, the Safe Drinking Water Act, as amended; the Toxic Substances Control Act, as amended; the Oil Pollution Act of 1990, as amended; the Hazardous Materials Transportation Act, as amended; and any other environmental conservation or protection laws.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Event of Default" means any one of the events described in Section 9.1.

     "Face Amount" means the maximum amount the Bank is contingently obligated to pay to the beneficiary of a Letter of Credit.

     "Facility A Commitment" means (A) prior to the Conversion Date, the undertakings of the Bank to Advance Facility A Loans to the Borrowers on a joint and several liability basis from time to time on a revolving basis and to issue Letters of Credit for the account of the Borrowers on a joint and several liability basis from time to time; and (B) effective on the Conversion Date, the undertaking of the Bank to extend the Principal Amount of Loans outstanding on the Conversion Date on a nonrevolving, amortizing basis as a Term Loan maturing on the Facility A Maturity Date, with the aggregate Principal Amount of such Loans and Face Amount of such Letters of Credit at no time to exceed the lesser of (i) the Maximum Credit Amount for Facility A or (ii) the Production Borrowing Base from time to time.

     "Facility A Loans" mean Loans Advanced to the Borrowers prior to the Conversion Date pursuant to the Facility A Commitment and Draws under Letters of Credit issued pursuant to the Facility A Commitment.

     "Facility A Note" means the Revolving Note in the form of Exhibit A-1 hereto, which evidences the Facility A Loans.

     "Facility A Maturity Date" means the earlier of (i) the Facility A Scheduled Maturity Date and (ii) the date on which the Facility A Loans are payable by reason of Event of Default and an acceleration of the due date of such Loans by the Bank pursuant to Section 9.2.

     "Facility A Prepayment Fee" means the fee payable by the Borrowers to the Bank pursuant to Section 3.1(d).

     "Facility A Scheduled Maturity Date" means April 1, 2001.

     "Facility B Commitment" means the undertakings of the Bank to Advance Facility B Loans on a revolving basis solely to BFMC and BFM Corp. (but as the joint and several liability of all the Borrowers) as demand Loans and to issue Letters of Credit solely for the account of BFMC and BFM Corp. (but as the joint and several liability of all the Borrowers) from time to time prior to the Facility B Maturity Date, with the aggregate Principal Amount of such Loans and Face Amount of such Letters of Credit at no time to exceed the lesser of (i) the Maximum Credit Amount for Facility B or the (ii) A/R Borrowing Base from time to time.

     "Facility B Loans" mean Loans Advanced to BFMC and BFM Corp. (but as the joint and several liability of all the Borrowers) pursuant to the Facility B Commitment and Draws under Letters of Credit issued pursuant to the Facility B Commitment.

     "Facility B Note" means the promissory note in the form of Exhibit A-2 hereto, which evidences the Facility B Loans.

     "Facility B Maturity Date" means the earlier of (i) the date on which demand for payment of the Facility B Loans is made by the Bank and (ii) April 1, 1995 or such later date as may be established by mutual agreement of the Parties pursuant to Section 2.3.

     "Facility Fee" means the fee payable by the Borrowers to the Bank pursuant to Section 3.1(a).

     "Governmental Acts" has the meaning specified in Section 3.10.

     "Governmental Authority" means any nation or government, any state, county, municipality or other political subdivision thereof, or any governmental body, agency, authority, department or commission, or any instrumentality or officer thereof exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Gross Revenue" means an amount determined by multiplying (y) the amount of each unit of hydrocarbons sold from and attributable to the Borrowers' net revenue interests in the Mortgaged Properties by (z) the respective gross sales prices paid to the Borrowers by the first purchasers of production at the well head for the corresponding period, which prices may be net of gathering, processing, transportation and marketing charges in accordance with the terms of applicable sales agreements.

     "Hazardous Materials" means hazardous substance as that term is defined in CERCLA at 42 U.S.C. Section 9601(14) and hazardous waste as that term is defined in RCRA at 42 U.S.C. Section 6903(5).

     "Initial Advance" means the Advance to be made on the Closing Date under this Agreement.

     "Interest Period" means, with respect to any LIBOR Loan, a period from the Advance Date or date of renewal with respect to such LIBOR Loan to a date which is one (1), two (2) or three (3) months thereafter; provided that:

               (i) the Interest Period for any LIBOR Loan shall commence on the Advance Date or date of renewal with respect to such LIBOR Loan;

               (ii) if any Interest Period in respect of a LIBOR Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day;

               (iii) any Interest Period in respect of a LIBOR Loan which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clauses (ii) above and (iv) below, end on the last Business Day of a calendar month;

               (iv) no Interest Period for any LIBOR Loan shall extend beyond the Conversion Date;

               (v) there shall be no more than five (5) different Interest Periods outstanding at any one time; and

               (vi) if fail to request an Interest Period with respect to a LIBOR Loan pursuant to Section 3.2(b), the Borrowers shall be deemed to have selected an Interest Period of one (1) month for such LIBOR Loan.

     "Initial Production Borrowing Base" has the meaning specified in Section 4.1(a).

     "Interest Period/Conversion Notice" means a notice from the Borrowers to the Bank regarding the Borrowers, election concerning an Interest Period for a LIBOR Loan to take effect on the completion of a current Interest Period, or regarding the conversion of a Prime Rate Loan to a LIBOR Loan, or vice versa, in the form of Exhibit D hereto.

     "Interest Rate" means the rates of interest payable by the Borrowers on the Principal Amount of Loans from time to time, which shall be the LIBOR Loan Interest Rate or the Prime Rate Loan Interest Rate, as applicable to various portions of the Loans, or the Default Interest Rate.

     "Letter of Credit" means a standby letter of credit issued by the Bank hereunder at the request of the Borrowers and for the account of the Borrowers in accordance with Section 2.3.

     "Letter of Credit Fee" means the fee payable by the Borrowers to the Bank pursuant to Section 3.1(c).

     "LIBOR Loan" means a Facility A Loan for which interest is calculated at the LIBOR Loan Interest Rate.

     "LIBOR Loan Interest Rate" means, with respect to an Interest Period pertaining to a LIBOR Loan prior to the Conversion Date, an interest rate per annum equal to the sum of (y) the LIBOR Rate in effect on the first day of the Interest Period, plus (z) two percent (2%).

     "LIBOR Rate" means, relative to an Interest Period pertaining to a LIBOR Loan, the London Interbank Offered Rate (rounded upwards if necessary to the nearest whole one-sixteenth of one percent (1/16 of 1%)) as quoted in the Wall Street Journal two (2) Business Days prior to the beginning of such Interest Period, for a loan amount approximately equal to the Principal Amount of such LIBOR Loan, for a period approximately equal to such Interest Period and as adjusted for reserve requirements and other charges that may be imposed on the Bank.

     "Loan" means (i) the funds Advanced to the Borrowers by the Bank hereunder as Facility A Loans and Facility B Loans; (ii) the Term Loan; and (iii) Draws, as evidenced by the Notes.

     "Loan Documents" mean this Agreement, the Notes, the Request for Credit, the Interest Period/Conversion Notice, the Collateral Documents and any other documents executed by the Borrowers and delivered to the Bank pursuant hereto.

     "Materially Adverse Effect" means, with respect to the Borrowers, an effect, resulting from any occurrence or state of affairs of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), which the Bank, in its sole discretion, reasonably exercised, determines is materially adverse to the ability of the Borrowers to repay the Loans or perform any other material obligation required under this Agreement or any of the Loan Documents.

     "Maximum Credit Amount" means (i) for Facility A Twenty Million Dollars ($20,000,000) and (ii) for Facility B one Million Dollars ($1,000,000), or, in either case, such lesser amounts elected by the Borrowers pursuant to Section 2.6.

     "Mortgaged Properties" mean the interests of the Borrowers in the wells and production units therefor identified in the Collateral Documents.

     "Net Revenue" means an amount determined by subtracting from Gross Revenue for a given period the sum of (x) all Operating Expenses for such period, plus
(y) all production, severance, real property, ad valorem and other production-related taxes (but not taxes based upon the income of the Borrowers) for such period, plus (z) any Operating Expenses and production, severance real property, ad valorem and other production-related taxes relating to previous periods which have not already been included in the calculation of Net Revenue for a previous period.

     "Notes" mean the Facility A Note, the Facility B Note and the Term Note, which Notes evidence the Loans.

     "Omnibus Certificate" means the certificate from each of the Borrowers, in substantially the form of Exhibit G hereto.

     "Operating Expenses" means all reasonable and necessary expenses incurred by the Borrowers in connection with the operation and maintenance of the Mortgaged Properties (excluding expenses which are capitalized by the Borrowers for federal income tax purposes unless approved in writing by the Bank for inclusion as Operating Expenses), together with all gathering, processing, transportation and marketing charges not already deducted from the gross sales prices used to determine Gross Revenue.

     "Opinion of Borrowers' Counsel" means the form of opinion of Welborn Sullivan Meck & Tooley, P.C., counsel for the Borrowers, in the form of Exhibit E hereto.

     "Party" means one or more of the Borrowers and the Bank, and their permitted successors and assigns.

     "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a foreign state or political subdivision thereof or any agency of such state or subdivision.

     "Plan" means an employee benefit or other plan, including a multi-employer plan, which is covered by Title IV of ERISA.

     "Prime Rate" means an index rate which the Bank establishes and quotes from time to time for pricing certain of its loans. Information on the index rate currently in effect is announced publicly and can be obtained by contacting the Bank. The Bank's Prime Rate is not necessarily the best rate charged to Bank customers and the Bank may make loans at, above, or below this stated index rate. Changes in the index are effective without notice to the Borrowers.

     "Prime Rate Loan" means Loans for which the Prime Rate Loan Interest Rate is applicable.

     "Prime Rate Loan Interest Rate" means an interest rate per annum pertaining to a Prime Rate Loan. With respect to Facility A Loans, the Prime Rate Loan Interest Rate is the Prime Rate in effect from time to time. With respect to Facility B Loans, the Prime Rate Loan Interest Rate is equal to (i) the Prime Rate in effect from time to time plus (ii) one percent.

     "Principal Amount" means the principal amount of Loans outstanding hereunder from time to time.

     "Production Borrowing Base" has the meaning specified in Sections 4.1 and 4.2.

     "Quarter" means each three-month period ending each March 31, June 30, September 30 and December 31 during the term hereof.

     "Request for Credit" means a request by the Borrowers for an Advance of a Facility A Loan, or for an Advance of a Facility B Loan, or for the issuance of a Letter of Credit under Facility A or Facility B, in the form of Exhibit B hereto.

     "Revolving Loans" mean the funds Advanced to the Borrowers by the Bank hereunder (i) as Facility A Loans and Draws prior to the Conversion Date and
(ii) as Facility B Loans and Draws during the Revolving Period. The Borrowers may borrow, repay and reborrow funds which are Advanced as Revolving Loans.

     "Revolving Notes" mean the Facility A Note and the Facility B Note.

     "Revolving Period" means the periods during which the Bank will Advance Revolving Loans hereunder being (i) for Facility A the period commencing on the Closing Date and ending on the Conversion Date and (ii) for Facility B the period commencing on the Closing Date and ending on the Facility B Maturity Date.

     "Security Opinion" means the legal opinion or legal opinions substantially in the form of Exhibit F hereto, which will be delivered by the Borrowers pursuant to Section 6.3.

     "Term Loan" means the Principal Amount of the Facility A Loans on the Conversion Date, which are evidenced by the Term Note.

     "Term Note" means the promissory note in the form of Exhibit A-3 hereto, which evidences the Term Loan.

     "Unmatured Event of Default" means any facts, condition or state of affairs which, with the passage of time, shall constitute an Event of Default.

     "Year" means the fiscal year of the Borrowers.

     Section 1.2 Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

     Section 1.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 7.1(f).

                                   ARTICLE II
                                   THE CREDIT

     Section 2.1 The Advances. The Bank agrees, subject to the terms and conditions of this Agreement, during the Revolving Period to Advance Loans to the Borrowers in multiple Advances as Revolving Loans and to issue Letters of Credit for the account of the Borrowers; provided, however, (a) that the aggregate Principal Amount of all Facility A Loans and Face Amount of all Letters of Credit issued under Facility A at no time exceeds the lesser of the Maximum Credit Amount for Facility A and the Production Borrowing Base and (b) that the aggregate Principal Amount of all Facility B Loans and Face Amount of all Letters of Credit issued under Facility B at no time exceeds the lesser of the Maximum Credit Amount for Facility B and the A/R Borrowing Base.

     Section 2.2 Loans. Each Advance of a Loan under Facility A shall be in the minimum Principal Amount of $100,000. Each Advance of a Loan under Facility B shall be in the minimum Principal Amount of $10,000. Subject to all terms and conditions of this Agreement, the Borrowers may borrow, repay and, during the Revolving Period, reborrow funds which are Advanced as Revolving Loans; provided, however, that the Borrowers shall be liable for any Breakage Costs incurred by the Bank in connection with the Borrowers' repayment of a LIBOR Loan on any date other than the end of an Interest Period.

     Section 2.3 Letters of Credit. Each Letter of Credit issued by the Bank shall be a standby Letter of Credit, in form reasonably satisfactory to the Bank and shall be in the minimum amount of $1,000. Each Letter of Credit issued under Facility A shall have an expiry date no later than the Conversion Date. Each Letter of Credit issued under Facility B shall have an expiry date no later than the Facility B Maturity Date; provided, however, that at the Borrowers' written request the expiry date of any such Letters of Credit may be extended for up to six (6) months beyond the Facility B Maturity Date but to no later than October 1, 1995. All Draws under Letters of Credit shall constitute Loans hereunder for all purposes.

     Section 2.4    Credit Utilization Procedures.

          (a) Loans and Letters of Credit. Not later than 10:00 a.m. Denver, Colorado time two (2) Business Days prior to the desired date of an Advance of a Loan or six (6) Business Days prior to the desired date of the issuance of a Letter of Credit, the Borrowers shall submit a Request for Credit to the Bank, in the form of Exhibit B hereto, specifying the manner in which the Borrowers desire to utilize the credit facilities provided under this Agreement and, in the case of the issuance of a Letter of Credit, an executed application and agreement for a standby letter of credit in a form acceptable to the Bank. If the Request for Credit pertains to an Advance of a Loan, the Bank shall Advance the Loan at the Borrowers direction either by crediting the applicable Borrowers' account with the Bank on the desired date of the Advance or by wire transfer thereof on the desired date of the Advance to the account designated in the Request for Credit. If the Request for Credit pertains to the issuance of a Letter of Credit, the Bank will issue the Letter of Credit and will deliver the Letter of Credit to the beneficiary thereof on the desired date of issuance.

          (b) Conversion of Facility A Prime Rate Loans. Subject to the terms and conditions hereof, at any time no Unmatured Event of Default or Event of Default is outstanding under Facility A, the Borrowers may elect to convert outstanding Prime Rate Loans to LIBOR Loans. Any such election shall be effected by the Borrowers' delivery to the Bank of an Interest Period/Conversion Notice in the form of Exhibit D hereto, not less than two (2) Business Days prior to the desired date of the conversion. Unless the Bank notifies the Borrowers that there is an impediment to any such conversion of which notice is so given by the Borrowers, the conversion of the Prime Rate Loan referenced in such notice shall be effective on the date specified in the Interest Period/Conversion Notice.

     Section 2.5 Conditions to Advances/Letters of Credit. Notwithstanding any other provision of this Agreement, the Bank shall not be required to make any Advance or to issue any Letter of Credit if the conditions precedent thereto specified in Article V hereof have not been satisfied.

     Section 2.6 Voluntary Termination of the Commitment or Reduction of Maximum Credit Amounts. At any time, and from time to time, the Borrowers may elect (a) to terminate entirely either or both of the Facility A Commitment or the Facility B Commitment, or (b) to reduce the Maximum Credit Amount for either or both of Facility A and Facility B by notice of any such election to the Bank; provided, however, that in no event may the Commitment be terminated while any Loans are outstanding or Letters of Credit are in effect, nor may the Maximum Credit Amount be reduced to an amount less than the aggregate Principal Amount of outstanding Loans and Face Amount of outstanding Letters of Credit. Any such election shall be effective two (2) Business Days after receipt by the Bank of the Borrowers' election to such effect. Any election to terminate the Commitment or reduce the Maximum Credit Amount shall be irrevocable.

                                  ARTICLE III
                          FEES, PROCEDURES AND PAYMENT

     Section 3.1    Fees.

          (a) Facility Fee . The Borrowers agree to pay the Bank a one-time, nonrefundable fee (the "Facility Fee") in connection with the establishment of the Commitment in the amount of one-half of one percent (1/2 of 1%) of the Initial Production Borrowing Base. The Facility Fee is payable by the Borrowers to the Bank on the Closing Date.

          (b) Borrowing Base Commitment Fees. The Borrowers agree to pay to the Bank a fee (the "Borrowing Base Commitment Fees") under each Facility As follows. The Borrowing Base Commitment Fees with respect to Facility A shall be determined and paid quarterly in arrears until the Conversion Date at the rate of one-quarter of one percent (1/4 of 1%) per annum of the amount by which the average daily aggregate Principal Amount of Facility A Loans and Face Amount of Letters of Credit issued under Facility A during the Quarter is less than the Production Borrowing Base applicable for such Quarter. The Borrowing Base Commitment Fees with respect to Facility B shall be determined and paid quarterly in arrears at the rate of one-quarter of one percent (1/4 of 1%) per annum of the amount by which the average daily aggregate Principal Amount of Facility B Loans and Face Amount of Letters of Credit issued under Facility B during the Quarter is less than the Maximum Credit Amount for Facility B. The Commitment Fees will be payable by the Borrowers promptly after receipt of quarterly invoices therefor from the Bank.

          (c) Letter of Credit Fees. The Borrowers agree to pay a fee (the "Letter of Credit Fee") with respect to each Letter of Credit issued pursuant hereto in the amount of one and one-quarter percent (1 1/4%) per annum of the Face Amount of the

Letter of Credit or $225, whichever is greater. The Letter of Credit Fee will be payable concurrently with the issuance of each Letter of Credit and is not refundable if the Letter of Credit is terminated or released prior to its expiry date. In addition, the Borrowers agree to pay the usual and customary processing and issuance fees for Letters of Credit charged by the Bank for issuance of letters of credit and any amendments thereto.

          (d) Facility A Prepayment Fee. If pursuant to Section 2.6, the Borrowers prepay and terminate Facility A during the first twelve (12) months of the Revolving Period, the Borrowers agree to pay to the Bank a fee (the "Facility A Prepayment Fee") equal to one-half of one percent (1/2 of 1%) of the most recent Production Borrowing Base as determined by the Bank pursuant to Sections 4.1 and 4.2.

     Section 3.2  Interest.

          (a) General. The Borrowers shall pay interest on the outstanding Principal Amount of the Loans at the applicable Interest Rate. Subject to
Section 9.2 pursuant to which the Default Interest Rate may become applicable,
(i) interest on Facility A Loans may be calculated at the Prime Rate Loan Interest Rate or the LIBOR Loan Interest Rate, as elected by Borrowers or as otherwise provided herein; and (ii) interest on Facility B Loans and the Term Loan will be calculated at the Prime Rate Loan Interest Rate. Interest payable shall be calculated daily. Interest on LIBOR Loans shall be payable on the last day of each Interest Period. Interest on Prime Rate Loans shall be payable monthly, in arrears, on the first Business Day of each month with respect to the preceding month. Interest accruing at the Default Interest Rate shall be payable on demand.

          (b) Interest Periods. The Borrowers will select an Interest Period for each LIBOR Loan by giving notice to the Bank in the Request for Credit and thereafter (with respect to outstanding LIBOR Loans to be continued as LIBOR Loans) by giving notice in an Interest Period/Conversion Notice at least two (2) Business Days prior to the expiry date of the Interest Period then in effect. With respect to existing LIBOR Loans, if the Borrowers fail to give timely notice of an Interest Period selection, then the Borrowers shall be deemed to have elected to convert the LIBOR Loan to a Prime Rate Loan effective as of the end of the then current Interest Period for such LIBOR Loan.

     Section 3.3 Conversion of Facility A Loans; Amortization of Term Loan. Upon the occurrence of the Conversion Date, the Borrowers shall have no further right hereunder to receive Advances under Facility A. The Principal Amount of the Facility A Loans on the Conversion Date shall automatically become a Term Loan and will be evidenced by the Term Note in the form of Exhibit A-3 hereto. Subject to Sections 4.3 and 9.2, the Term Loan will be repaid beginning on May 1, 1996 according to a minimum monthly principal payment schedule to be determined by the Bank as of the Conversion Date. The minimum monthly principal payment schedule will provide for repayment of the Term Loan over a period equal to the lesser of (a) the economic half-life of the Mortgaged Properties as determined by the Bank as of the Conversion Date in accordance with its normal parameters for oil and gas production-based loans in effect at the time or (b) five (5) years; provided, however, that the Term Loan shall be paid in full no later than the Facility A Scheduled Maturity Date.

     Section 3.4 Payments of Principal During the Revolving Period. During the Revolving Period, and in addition to any payments of principal required pursuant to Section 4.3, payments of the Principal Amount of the Revolving Loans may be made by the Borrowers in whole or in part on any Business Day (a) for Facility A through and including the Conversion Date and (b) for Facility B through and including the Facility B Maturity Date; provided, however, in the event the Bank makes demand for payment under Facility B prior to the Facility B Maturity Date, the Borrowers shall have the lesser of sixty (60) days or until the Facility B Maturity Date (i) to repay cash Advances and (ii) to secure outstanding Letters of Credit with cash collateral. Payments made hereunder shall be in the minimum amount of $50,000 and shall be without premium or penalty except as provided otherwise in Section 3.1(d). Payments shall be accompanied by interest accrued on the amount prepaid through the date of the payment, plus, in the case of LIBOR Loans, Breakage Costs, if any, for any prepayment which is not at the end of an Interest Period.

     Section 3.5 Prepayment of the Term Loan. During the Amortizing Period, the Borrowers shall have the right to prepay the Principal Amount of the Term Loan on any Business Day as provided herein, upon at least two (2) Business Days' notice to the Bank. Prepayments shall be in the minimum amount of $50,000. Prepayments shall be without premium or penalty. Prepayments will be applied, at Borrowers' option, to installment payments of principal due hereunder in inverse order of or in order of approaching maturity and shall be accompanied by a payment of accrued interest on the Principal Amount prepaid through the date of the prepayment.

     Section 3.6    Payments and Computations.

          (a) The Borrowers shall make each payment hereunder and under the Notes not later than 12:00 noon (Denver, Colorado time) on the day when due in lawful money of the United States of America to the Bank at its office at 633 Seventeenth Street, Denver, Colorado, or at any other location designated by the Bank.

          (b) All computations of interest under the Prime Rate Loans and the Borrowing Base Commitment Fees set forth in Section 3.1(b) shall be made by the Bank on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Borrowing Base Commitment Fees is payable. All computations of interest under the LIBOR Loans shall be made by the Bank on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the Interest Period.

     Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or the Borrowing Base Commitment Fees, as the case may be.

     Section 3.7  Evidence of Debt.

          (a) Prior to the Conversion Date the indebtedness of the Borrowers resulting from all Advances made from time to time under Facility A or Draws under Letters of Credit issued under Facility A shall be evidenced by the Facility A Note of the Borrowers delivered to the Bank pursuant to Article V. On and after the Conversion Date, the total indebtedness of the Borrowers under Facility A which has not been repaid as of the Conversion Date shall be evidenced by the Term Note of the Borrowers delivered to the Bank pursuant to
Article V.

          (b) Prior to the Facility B Maturity Date the indebtedness of the Borrowers resulting from all Advances made from time to time under Facility B or Draws under Letters of Credit issued under Facility B shall be evidenced by the Facility B Note of the Borrowers delivered to the Bank pursuant to Article V.

     Section 3.8 Use of Proceeds. All Advances shall be used by the Borrowers exclusively in the following manner:

          (a) Facility A. Proceeds drawn under the Facility A Commitment shall be used by the Borrowers:

               (i) For cash advances to repay all amounts owing by BFC to Chase pursuant to the Chase Loan.

               (ii) For cash advances to be used by the Borrowers in operations in the ordinary course of business, including without limitation
     (A) for working capital, (B) for capital expenditures relating to acquisition, exploration and development of oil and gas properties and (C) to cure an A/R Borrowing Base deficiency or payment default under Facility B as provided under Section 4.4.

               (iii) For cash advances or for the issuance of Letters of Credit (with expiry dates no later than the Conversion Date) used to meet the margin requirements of commodity brokers or financial intermediaries in connection with the Borrowers' commodity price hedging activities.

          (b) Facility B. Proceeds drawn under the Facility B Commitment shall be used solely by BFMC and BFM Corp.:

               (i) For the issuance of standby Letters of Credit to support BFMC's and BFM Corp.'s natural gas marketing activities, including guaranteeing payment for the purchase and transportation of natural gas.

               (ii) For cash advances used by BFMC and BFM Corp. to meet working capital requirements relating to their natural gas marketing activities, including the payment of amounts due for natural gas purchases and transportation services.

               (iii) For cash advances or for the issuance of standby Letters of Credit used to meet the margin requirements of commodity brokers or financial intermediaries in connection with BFMC's and BFM Corp.'s commodity price hedging activities.

     Section 3.9 Inability to Honor Commitment. The Bank shall not be liable for any failure to comply with its obligations under or pursuant to the Commitment if and to the extent such failure is caused directly or indirectly, wholly or partly, by act or omission of any government or other competent authority beyond the reasonable control of the Bank.

     Section 3.10 Increased Costs and Reduction in Return. If due to (a) the introduction of, or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in, or in the interpretation of, any law or regulation or (b) the compliance by the Bank with any guideline or request from any central bank or other governmental authority having jurisdiction over the Bank (whether or not having the force of law) collectively referred to as "Governmental Acts," there shall be an increase in the cost or reduction in return to the Bank of agreeing to make or making, funding or maintaining the Loans, then the Borrowers shall from time to time, upon notice and demand by the Bank, pay to the Bank additional amounts sufficient to indemnify it against such increased costs or reduction in return accruing to or otherwise realized by the Bank commencing on the day which is ninety (90) days after such notice and demand by the Bank. Such increased costs or reduction in return shall be determined by the Bank's reasonable allocation of the aggregate of such increased costs or reduction in return resulting from such Governmental Acts. A certificate as to the amount of such increased cost or reduced return, submitted to the Borrowers by the Bank, identifying the increased cost or reduced return in reasonable detail, shall be conclusive absent manifest error.


                                   ARTICLE IV
                                 BORROWING BASE

     Section 4.1    Initial Borrowing Base.

          (a) Facility A. During the period from the Closing Date to the date of the first determination of the Production Borrowing Base pursuant to Section 4.2, the amount of the Production Borrowing Base for Facility A shall be Eight Million Five Hundred Thousand Dollars ($8,500,000), which is the Initial Production Borrowing Base.

          (b) Facility B. During the period from the Closing Date to the date of the first determination of the A/R Borrowing Base pursuant to Section 4.4,
the amount of the A/R Borrowing Base for Facility B shall be           Dollars
($570,287.00).

     Section 4.2 Production Borrowing Base Determinations. The Production Borrowing Base under Facility A shall be redetermined (a) during the Revolving Period by the Bank as of (i) each April 1, commencing April 1, 1995 (based upon the Bank's evaluation of annual independent engineering reports to be provided to the Bank by the Borrowers as more fully described in Section 4.5(a)) and (ii) each October 1, commencing October 1, 1994 (based upon the Bank's evaluation of the Borrowers' actual production, revenue and expense data to be provided to the Bank by the Borrowers as more fully described in Section 4.5(b)) and (b) during the Amortizing Period by the Bank as of each April 1 (based upon the aforementioned independent engineering reports) and (c) otherwise may be redetermined by the Bank from time to time during the term of this Agreement at the Bank's option and in the sole discretion of the Bank in accordance with the Bank's standard parameters for making oil and gas production based loans in effect at the time of such redetermination, together with such adjustments as the Bank determines to be appropriate, in its sole discretion reasonably exercised, to reflect the impact on the value of such properties of breaches of Environmental Laws, if any, by the Borrowers or their predecessors in ownership of any of the Mortgaged Properties. Any increase in the Production Borrowing Base from the Initial Production Borrowing Base as contemplated in Section 4.1 shall require prior written approval of the Bank's credit committees which may be given or withheld in the Bank's sole discretion and, as long as Bonneville Pacific Corporation is involved as a debtor in a United States Bankruptcy Court proceeding, any increase in the Production Borrowing Base above Ten Million Dollars ($10,000,000) shall require prior written approval by the Bankruptcy Court. The Bank shall notify the Borrowers of each change in the Production Borrowing Base under Facility A and the amount set forth in such notice shall be the amount of the Production Borrowing Base for all purposes of this Agreement until notice of a new Production Borrowing Base is given by the Bank to the Borrowers; provided, however, that the Borrowers may, by written notice to the Bank within ten (10) Business Days after the Borrowers receive notice of a change in the Production Borrowing Base from the Bank, reduce the amount of the Production Borrowing Base from the amount set forth in the Bank's notice to the Borrowers to any lesser amount which is equal to or in excess of the aggregate Principal Amount of Facility A Loans and Face Amount of Letters of Credit issued under Facility A. Any notice given by the Borrowers to reduce the Production Borrowing Base, shall be effective ten (10) Business Days following the receipt of such notice by the Bank, and the amount set forth in such notice shall be the amount of the Production Borrowing Base for all purposes of this Agreement until notice of a new Production Borrowing Base is given by the Bank to the Borrowers. However, if the Production Borrowing Base is reduced by the Borrowers pursuant to this Section 4.2, the Borrowers may, upon ten (10) Business Days' prior written notice given to the Bank, increase the Production Borrowing Base up to the amount originally specified in the Bank's notice to the Borrowers on which such reduction was based. Such notice of increase must be accompanied by payment to the Bank of an amount equal to the Borrowing Base Commitment Fees specified in Section 3.1(b) which would have accrued and been invoiced by the Bank on the amount of the increase to the date of reinstatement if the amount of such increase had been included within the Production Borrowing Base at all times from the date of the Bank's notice to the Borrowers. Any such amounts which are payable by the Borrowers but which would not have been invoiced by the Bank shall be payable at the next scheduled invoice for Borrowing Base Commitment Fees.

     Section 4.3 Mandatory Action When Facility A Loans And Letters Of Credit Issued Under Facility A Exceed The Production Borrowing Base. In the event the aggregate unpaid Principal Amount of the Facility A Loans and Face Amount of the Letters of Credit issued under Facility A shall, at the time of any determination of the Production Borrowing Base pursuant to Section 4.2, be in excess of the Production Borrowing Base, the Bank shall so notify the Borrowers, and the Borrowers shall within ten (10) Business Days thereof notify the Bank of the Borrowers' election to implement one or a combination of the following alternatives to eliminate such excess.

          (a) The Borrowers may elect to pay, within thirty (30) days of such notice, as much of the Facility A Loans and/or replace Letters of Credit as necessary in order that the aggregate Principal Amount and Face Amount thereof outstanding shall not exceed the Production Borrowing Base.

          (b) The Borrowers may elect to amortize such excess in six (6) equal monthly installments of principal beginning on the first day of the month following the date of such notice.

          (c) The Borrowers may increase the Production Borrowing Base to an amount equal to the aggregate unpaid Principal Amount of the Facility A Loans and Face Amount of the Letters of Credit issued pursuant to Facility A by presenting, within thirty (30) days after date of such notice, at the Borrowers' option, (i) an independent engineer's report to the Bank, in form and substance reasonably satisfactory to the Bank, or (ii) actual production, revenue and expense data reasonably satisfactory to the Bank, regarding additional producing oil and gas properties to be subjected to the first lien of the Collateral Documents, which report or data indicate that the value of such properties will eliminate the excess of the Facility A Loans and Letters of Credit over the Production Borrowing Base. The Bank shall determine, in accordance with Section 4.2, whether any such additional properties will increase the Production Borrowing Base, and the extent of any such increase. The increase in the Borrowing Base based upon such additional properties shall be effective only when such properties have been added to the Collateral and the Bank has been satisfied with respect to the Borrowers' title thereto.

     If the Borrowers fail to eliminate such excess of the Facility A Loans and Letters of Credit over the Production Borrowing Base within such thirty (30) day period pursuant to subsections (a) or (c) above, or fail to begin amortizing such excess pursuant to subsection (b) above, the Bank may, at its option, declare that an Unmatured Event of Default shall have occurred hereunder and the Bank shall be entitled to exercise its rights under Article IX.

     Section 4.4 A/R Borrowing Base Determinations. The A/R Borrowing Base under Facility B shall be an amount equal to 60% of the Eligible Accounts Receivable as redetermined by the Bank in the exercise of its sole discretion on the fifteenth day of each month (an "A/R Borrowing Base Redetermination") based upon BFMC's and BFM Corp.'s most recent Accounts Receivable Report. The A/R Borrowing Base will be effective from the date of an A/R Borrowing Base Redetermination until the date of the next A/R Borrowing Base Redetermination.

     "Eligible Accounts Receivable" means those accounts receivable of BFMC and BFM Corp., for sales made according to usual contract sales terms, which are less than thirty (30) days old from the date of invoice, together with (i) accounts from related or affiliated entities to the extent the respective Borrower has in its possession cash pre-payments or deposits from such entities and for which such Borrower has the right to offset such prepayments or deposits for payment of such accounts, and (ii) accounts anticipated to be billed during the next month for sales made during the current month, and for which the respective Borrower has made prepayments (or has guaranteed payment through the Bank's issuance of letters of credit on behalf of such Borrower) for purchases anticipated to be made and/or transportation services anticipated to be utilized during the current month. Specifically not included in Eligible Accounts Receivable are (a) disputed accounts, (b) finance charges, (c) accounts subject to offset or counterclaim by account debtors, (d) U.S. Government accounts, (e) foreign accounts, (f) cash-on-delivery (COD) accounts, (g) employee receivables,
(h) receivables from related or affiliated entities for which the respective Borrower does not have in its possession offsetting pre-payments or deposits, or
(i) any other accounts the Bank, exercising reasonable discretion, deems ineligible. In addition, account concentrations in excess of fifteen percent (15%) from an account debtor (excluding accounts due under the American Atlas Contract) would be limited to an amount equal to fifteen percent (15%) of the total accounts used to calculate the A/R Borrowing Base, unless specifically approved for inclusion in the A/R Borrowing Base calculation by the Bank.

     Section 4.5    Engineering Reports; Production and Income Projections.

          (a) Promptly after each December 31 hereafter, commencing December 31, 1994, occurring prior to the Facility A Maturity Date, and in all events within sixty (60) days after each such date, the Borrowers shall furnish to the Bank a report in form and substance reasonably satisfactory to the Bank by an independent petroleum engineer reasonably acceptable to the Bank concerning the Mortgaged Properties. Such report shall set forth the estimated proven and producing and proven and nonproducing oil and gas reserves attributable to all of the Borrowers, properties, including, but not limited to, the Mortgaged Properties, and to any additional properties which the Borrowers propose to add to the Collateral, and shall include a projection of the rate of production therefrom for the life of such properties. In the event the Borrowers are unable to provide production data to the Bank in magnetic form compatible with the Bank's hardware and engineering software (Garrett's Aries), the Borrowers agree to reimburse the Bank for any out-of-pocket expenses relating to obtaining production data from Dwight's Energy Data Service or a comparable service as chosen by the Bank in its sole discretion.

          (b) Promptly after each June 30 hereafter, commencing June 30, 1994, occurring prior to the Conversion Date, and in all events within sixty (60) days after each such date, the Borrowers shall furnish to the Bank the Borrowers' actual monthly production, revenue and expense data in accordance with Section 8.1(b).

                                   ARTICLE V
                             CONDITIONS OF LENDING

     Section 5.1 Conditions Precedent to the Initial Advance. The obligation of the Bank to make its Initial Advance is subject to the satisfaction of the following conditions precedent:

          (a) The Bank shall have received, on or before the day of the Advance, the following in form, substance and date satisfactory to the Bank:

               (i)    this Agreement, executed by the Borrowers;

               (ii) the Notes, executed by the Borrowers, dated as of the date of this Agreement;

               (iii) an "Omnibus Certificate" of the Secretary and the President of each of the Borrowers substantially in the form of Exhibit G hereto, which shall contain the names and signatures of the officers of the Borrowers entitled to execute the Loan Documents and to request Advances and which shall certify the truthfulness, correctness and completeness of the following attachments thereto: (1) a copy of the articles of incorporation of each of the Borrowers and all amendments thereto, (2) a copy of the bylaws of each of the Borrowers, and (3) a copy of the resolutions duly adopted by the Board of Directors of each of the Borrowers authorizing the Borrowers to enter into this Agreement, to execute all documents related hereto and to carry out the transactions contemplated herein;

               (iv)   the Collateral Documents, executed by the Borrowers;

               (v) a certificate of the due incorporation, valid existence and good standing of each of the Borrowers in their respective states of incorporation, issued by the appropriate authorities in such jurisdiction;

               (vi) a certificate evidencing each of the Borrowers' good standing and due qualification as a foreign corporation to do business in each jurisdiction in which such qualification is necessary, including in the case of BFC, but not limited to, New Mexico, Texas and Utah, issued by appropriate authorities in such jurisdictions;

               (vii) the Opinion of Borrowers' Counsel in the form of Exhibit E hereto;

               (viii) evidence of written approval by the United States Bankruptcy Court having jurisdiction over the bankruptcy proceedings of Bonneville Pacific Corporation that Borrowers are authorized to enter into this Agreement and otherwise in form reasonably satisfactory to the Bank;

               (ix)    the Chase Transfer Documents, duly executed by Chase;

               (x) evidence satisfactory to the Bank of the Borrowers' title to the Mortgaged Properties subject to the Collateral Documents and to the other Collateral, which title shall be free and clear of liens, encumbrances and defects except those in favor of Chase in connection with the Chase Loan which have been transferred to the Bank and those acceptable to the Bank in its sole discretion as listed in Schedule 7.1(n); and

               (xi) any other documents and instruments that the Bank shall have reasonably requested, which the Parties anticipate may include (A) an opinion of legal counsel for Borrowers that the Chase Transfer Documents when properly executed will vest in the Bank those rights currently owned by Chase in the Chase Documents and the Mortgaged Property; (B) corporate documents and records; and (C) certificates of officers and representatives of Borrowers as to the accuracy and validity of or compliance with all representations, warranties and covenants made by Borrowers in this Agreement.

          (b) The Bank shall have conducted an examination of and have been satisfied (in its sole discretion, reasonably exercised) with BFMC's and BFM Corp.'s gas marketing, accounting and billing systems.

     Section 5.2 Conditions Precedent to all Advances. The obligation of the Bank to make each Advance (including the Initial Advance) shall be subject to the further conditions precedent that:

          (a) the Borrowers shall have performed and complied with all agreements and conditions herein required to be performed or complied with on or prior to the date of such Advance;

          (b) the Bank shall have received a Request for Credit, duly executed by the Borrowers;

          (c) on the date of such Advance the Bank shall have received such other approvals, opinions or documents as required under the terms of this Agreement;

          (d) on the date of such Advance the Bank shall have satisfied itself of the absence of a Materially Adverse Effect;

          (e) such Advance shall not cause the aggregate Principal Amount of the Facility A Loans and the Facility B Loans and Face Amount of issued Letters of Credit to exceed the Commitment;

          (f) there shall exist no Unmatured Event of Default or Event of Default;

          (g) all representations and warranties made by the Borrowers shall be true and correct on the date of such Advance, except for (i) such changes therein as shall be acceptable to the Bank and (ii) such changes therein as do not have a Materially Adverse Effect on the Borrowers; and

          (h) all governmental requirements and all material approvals and consents (including, without limitation, all material approvals and consents required in connection with any Environmental Laws) of Governmental Authorities or other Persons, if any, required in connection with the operation of the Collateral, shall have been complied with or obtained and remain in effect.

                                   ARTICLE VI
                                    SECURITY

     Section 6.1 Security. Payment of the Notes and all other obligations of the Borrowers hereunder shall be secured by liens on and security interests in the Collateral pursuant to the Collateral Documents. The Bank will record or file the Collateral Documents at the Borrowers' expense promptly after execution and delivery thereof.

     Section 6.2 Perfection and Protection of Security Interests and Liens. The Borrowers will cause to be delivered to the Bank from time to time as determined to be necessary or desirable by the Bank any mortgages, deeds of trust, financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by the Borrowers, in form and substance satisfactory to the Bank for the purpose of perfecting or protecting the Bank's liens, pledges, security interests and assignments in and of the Collateral.

     Section 6.3 Security-Opinions. Not more than one hundred twenty (120) days after the Closing Date, the Borrowers shall furnish to the Bank an opinion or opinions (the "Security opinion") from Borrowers' counsel, in form of Exhibit F hereto, confirming that the nature and extent of the Borrowers' title to the portion of the Mortgaged Properties identified in Schedule 6.3 hereto (with such opinions expressly to include the Borrowers, working and net revenue interests therein) conform to the assumptions used by the Bank in determining the Production Borrowing Base and confirming that the Collateral Documents have duly created and perfected a first enforceable lien thereon in favor of the Bank. In addition, from time to time during the term hereof, the Borrowers will deliver such additional opinions regarding the Mortgaged Properties, from Borrowers' counsel and in form and content reasonably satisfactory to the Bank, as the Bank may reasonably request with respect to (i) actual or potential material defects in the Borrowers' title to a particular Mortgaged Property or, (ii) additional producing oil and gas properties included in the Production Borrowing Base.

     Section 6.4 Banker's Lien; Offset. The Borrowers hereby confirm the Bank's banker's lien and grant to the Bank a right of offset to secure the payment of the Borrowers' obligations hereunder to the Bank, which right of offset shall be upon any and all monies, securities or other property (and the proceeds therefrom) of the Borrowers, now or hereafter held or received by or in transit to the Bank from or for the account of the Borrowers, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), credits and claims of the Borrowers, at any time existing against the Bank. Upon the occurrence of any Event of Default, the Bank is authorized at any time and from time to time, without notice to the Borrowers, to offset, appropriate, and apply any and all items hereinabove referred to against the Borrowers' obligations to the Bank under the Loan Documents.

     Section 6.5 Deposit Accounts. The Bank reserves the right to require, at the Bank's sole discretion, the Borrowers to maintain deposit account(s) with the Bank for the deposit of (a) production proceeds from the Mortgaged Properties and (b) proceeds from BFMC's and BFM Corp.'s accounts and contracts. The Bank agrees that such accounts will be interest-bearing to the extent the Bank is reasonably able to do so.

                                  ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

     Section 7.1 Representations and Warranties of the Borrowers. The Borrowers represent and warrant as follows:

          (a) Existence; Standing. BFC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado. BFM Corp., BFOC, BFMC and CGC are each corporations duly incorporated, validly existing, and in good standing under the laws of the State of Utah.

          (b) Qualification to Do Business. Each Borrower is in good standing and duly qualified as a foreign corporation to do business in each jurisdiction in which such qualification is necessary and in which a failure to so qualify would have a Materially Adverse Effect on its business.

          (c) Due Authorization. The execution, delivery and performance by the Borrowers of this Agreement, the Notes and the Collateral Documents are within each of the Borrowers, corporate powers, have been duly authorized by all necessary corporate action by each of the Borrowers, and do not contravene.

               (i) the Borrowers' organizational documents, charter or bylaws or

               (ii) any law or any contractual restriction binding on or affecting the Borrowers.

          (d) Approvals. Except as provided in Schedule 7.1(d), no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Borrowers of the Loan Documents.

          (e) Binding Obligations. This Agreement is, and the Notes and the Collateral Documents and all other Loan Documents when executed and delivered hereunder will be, legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except (i) that such enforcement may be subject to bankruptcy, insolvency, moratorium or similar laws affecting creditors, rights and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

          (f) Financial Statements. The balance sheets of the Borrowers, dated as of December 31, 1993, and the related statements of income and retained earnings of the Borrowers for the Year then ended, copies of which have been furnished to the Bank, fairly present the financial condition of the Borrowers as at such date and the results of the operations of the Borrowers for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since such date there has been no material adverse change in such condition or operations which has not been disclosed to the Bank in writing.

          (g) Use of Proceeds. (i) No proceeds of any Advance will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934 and (ii) no proceeds will be used to make loans or advances to, dividends to, stock purchase from, or payments against advances from BPC.

          (h) Regulation U. The Borrowers are not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (i) Investment Company Act. The Borrowers are not, and the Borrowers are not directly or indirectly controlled by, or acting on behalf of any Person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (j) Other Obligations. Except as shown in Schedule 7.1(j), the Borrowers have no outstanding indebtedness, obligations, liabilities (including contingent, indirect and secondary liabilities and obligations), tax assessments or unusual forward or long-term commitments, with respect to the Mortgaged Properties which are, in the aggregate, material (defined as being in excess of $100,000.00) with respect to the financial condition of the Borrowers, and in either case, not shown in the financial statements referred to in Section 7.1(f) or in any other writings heretofore delivered by the Borrowers to the Bank.

          (k) Full Disclosure. No certificate, statement or other information delivered herewith or heretofore by the Borrowers to the Bank in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to the Borrowers necessary to make the statements contained herein or therein not misleading as of the date presented. There is no fact known to the Borrowers that the Borrowers have not disclosed to the Bank in writing which could materially and adversely affect the properties, business, prospects or condition (financial or otherwise) of the Borrowers.

          (l) No Litigation. Except as identified in Schedule 7.1(l) hereto, there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending or, to the knowledge of the Borrowers, threatened against the Borrowers at law or in equity or before any federal, state, municipal or other governmental department, commission, body, board, bureau, agency, or instrumentality, domestic or foreign, and there are no outstanding judgments, injunctions, writs, rulings or orders by any court or governmental body against the Borrowers, any of the Borrowers' stockholders, directors or officers, which relate to the Collateral, or, with respect to their Borrowers generally, which do or may materially and adversely (defined as being in excess of $500,000 in the aggregate) affect the Borrowers, their ownership or use of any of their assets or properties, their businesses or financial conditions or prospects, or the right or ability of the Borrowers to enter into this Agreement or to consummate the transactions contemplated hereby or to perform their obligations hereunder.

          (m) No ERISA Liability. The Borrowers have no knowledge of the occurrence of any event with respect to any ERISA Plan which could result in a liability of the Borrowers to the Pension Benefit Guaranty Corporation, other than the payment of premiums (but no late payment charge) pursuant to Section 4007 of ERISA.

          (n) Title to Mortgaged Properties. BFC and BFOC have good and defensible title to the interests in oil and gas wells and other interests which comprise the Mortgaged Properties, and BFMC and BFM Corp. have good title to their accounts receivable, in each case free and clear of all liens, encumbrances, options, charges and assessments other than those identified in
Schedule 7.1(n) and in Section 8.1(q) hereto, or as otherwise disclosed to the Bank in writing prior to the execution hereof by the Borrowers.

          (o) Existing Subsidiaries. The Borrowers have no existing subsidiaries, except that BFMC, CGC, BFOC and BFM Corp. are subsidiaries of BFC.

          (p) Drilling and Operations. To the best of the Borrowers' knowledge, the oil and gas wells identified in the Collateral Documents have been drilled and operated in all material respects in accordance with the terms of relevant leases and agreements and applicable federal, state and local laws and regulations and are bottomed on and producing from the drilling and spacing units or blocks therefor.

          (q) Qualification to Hold Federal Oil and Gas Leases. The Borrowers are duly qualified to hold interests in oil and gas leases issued by the United States pursuant to the 1920 Mineral Leasing Act.

          (r) Environmental. Except as indicated in Schedule 7.1(r), the Mortgaged Properties are, and at all times have been, operated by the Borrowers, and to the knowledge of Borrowers, by the Borrowers' predecessors in interest, in material compliance with all Environmental Laws then applicable; and no conditions exist which are due to ownership and operation by the Borrowers, or to the knowledge of Borrowers, which are due to ownership and operation by Borrowers, predecessors in interest that would subject the Borrowers or the Bank to any damages (including without limitation actual, consequential, exemplary and punitive damages), penalties, injunctive relief or cleanup costs under any Environmental Law, or that require or are likely to require cleanup, removal, remedial action or other response by the Borrowers or the Bank pursuant to Environmental Laws. The Borrowers are not a party to any pending or threatened litigation or administrative proceeding that asserts or alleges that the Borrowers or their predecessors violated or are violating Environmental Laws or that the Borrowers or their predecessors are required to clean up, remove or take remedial or other responsive action due to the use, storage, treatment, disposal, discharge, leaking or release of any Hazardous Materials. Neither the Borrowers, nor to the Borrowers' knowledge their predecessors, nor any part of the Mortgaged Properties is subject to any judgment, decree, order or citation related to or arising out of Environmental Laws, and the Borrowers have not been named or listed as a potentially responsible party by any governmental or other entity in a matter arising under or relating to any Environmental Law. The Borrowers and, to the Borrowers' knowledge their predecessors, have obtained all permits, licenses and approvals required under Environmental Laws. There are not now, nor have there ever been materials discharged, leaked, spilled or released, under or at the surface, or stored, treated or recycled at or in tanks or other facilities thereon or related thereto which require cleanup, removal or some other remedial action under Environmental Laws which arise from the Borrowers' ownership and operations, or to the Borrowers' knowledge which arise from ownership or operations of the Borrowers' predecessors in interest. The Borrowers undertook, at the time of acquisition of the Mortgaged Properties, all appropriate inquiry into the previous ownership and uses of the Mortgaged Properties consistent with good commercial and industry practice. The Borrowers have taken all reasonable steps necessary to determine that (i) no Hazardous Materials have been used or stored on, in or in connection with the Mortgaged Properties, or disposed from the Mortgaged Properties, except in full compliance with all Environmental Laws then applicable, and (ii) no Hazardous Materials have been treated, processed, discharged or released on, in, to or from the Mortgaged Properties except in full compliance with all Environmental Laws then applicable. The use which the Borrowers make and intend to make of the Mortgaged Properties will not result in (x) the use or storage of any Hazardous Materials on, in or in connection with the Mortgaged Properties, or disposal from the Mortgaged Properties, except in full compliance with all Environmental Laws then applicable, or (y) the treatment, processing, discharge or release of any Hazardous Materials on, in, to or from the Mortgaged Properties. Operation and closure of underground storage tanks on the Mortgaged Properties shall be in compliance with Environmental Laws. To the Borrowers' knowledge there are no underground storage tanks located on or in the Mortgaged Properties.

     As used in this Section 7.1(r) and in the definition of Environmental Laws, the term "release" shall have the meaning specified in CERCLA, and the term "disposal" or "disposed" shall have the meaning specified in RCRA. In the event CERCLA, RCRA or any other applicable Environmental Law is amended so as to broaden the meaning of any terms defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and to the extent that the laws of any state in which the Mortgaged Properties are located establish a meaning for "hazardous substance," "release," "solid waste," "hazardous waste," "disposal" or "disposed" that is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.


                                  ARTICLE VIII
                           COVENANTS OF THE BORROWERS

     Section 8.1 Affirmative Covenants. So long as the Notes or any other amounts due the Bank hereunder shall remain unpaid or any Letter of Credit remains outstanding or the Bank shall have any Commitment hereunder, the Borrowers will, unless the Bank shall otherwise consent in writing:

          (a) Payment and Performance. Pay all amounts due under the Loan Documents in accordance with the terms thereof and observe, perform and comply with every covenant, term and condition therein expressed or implied.

          (b) Books, Financial Statements and Reports. Maintain a standard system of accounting in accordance with generally accepted accounting principles, consistently applied, and furnish to the Bank the following statements and reports at the Borrowers' expense:

               (i) As soon as available, and in any event within ninety (90) days after the end of each Year, complete financial reports for the Borrowers, together with all notes thereto, prepared in reasonable detail, together with an opinion by an independent certified public accountant selected by the Borrowers and reasonably acceptable to the Bank, that such reports have been so prepared. These reports shall contain balance sheets as of the end of such Year and statements of earnings, of cash flows, of changes in financial position, and of changes in stockholders, equity for such Year, setting forth in comparative form the corresponding figures for the preceding Year. Such reports shall be accompanied by a certificate signed by the President or Controller of the Borrowers which confirms (A) that there existed no condition or event at the end of such Year or at the time of the auditor's report which constituted an

     Unmatured Event of Default, or, if any such condition or event existed, specifying the nature and period of existence of any such condition or event, (B) the authenticity of the financial statements and (c) the calculations of and compliance with the financial covenants as described in
     Section 8.1(e).

               (ii) Within sixty (60) days after the end of each Quarter except the last Quarter of each Year, a copy of an unaudited consolidated and consolidating financial statement of the Borrowers prepared in accordance with generally accepted accounting principles (with such variations as the Bank may approve in writing), signed by a proper accounting officer of the Borrowers and consisting of at least a balance sheet as at the close of such Quarter, and statements of earnings, of cash flows, changes in financial position and changes in stockholders, equity for such Quarter and for the period from the beginning of the Year to the close of such Quarter. Such reports shall be accompanied by a certificate signed by the President or Controller of the Borrowers which confirms (A) that there existed no condition or event at the end of such Quarter or at the time of the auditor's report which constituted an Unmatured Event of Default, or, if any such condition or event existed, specifying the nature and period of existence of any such condition or event, (B) the authenticity of the financial statements and (C) the calculations of and compliance with the financial covenants as described in Section 8.1(e).

               (iii) Within seventy-five (75) days after the end of each Quarter, commencing June 30, 1994, a production revenue and expense data report for such Quarter on a month-by-month and property-by-property basis for all oil and gas properties and interests owned by the Borrowers, indicating amounts and types of production sold, the unit sales price, and the gross and net proceeds of such sales and operating expenses, in a form consistent with Borrowers' lease operating statements previously provided to the Bank.

               (iv) Within thirty (30) days after the filing thereof, copies of the annual federal income tax returns of the Borrowers other than BFC to the extent not consolidated in the returns of BFC.

               (v) Within sixty (60) days after the end of each Year, commencing December 31, 1994, a copy of the independent engineering report described in Section 4.5(a) and, within sixty (60) days after each June 30, commencing June 30, 1994, the production, revenue and expense data described in Section 4.5(b).

               (vi) Promptly upon their becoming available and at the request of the Bank, copies of all financial statements, reports, notices and proxy statements sent by the Borrowers to their stockholders and all registration statements, periodic reports and other statements and schedules filed by the Borrowers with any securities exchange, the Securities and Exchange Commission or any similar Governmental Authority.

               (vii) Within fifteen (15) days after the end of each month, commencing on July 15, 1994, an Accounts Receivable Report.

               (viii) Promptly upon receipt, notice of material violations by the Borrowers of any Environmental Laws.

          (c) Other Information and Inspections. Furnish to the Bank any information which the Bank may from time to time reasonably request concerning the Mortgaged Properties or other Collateral, or any covenant, provision or condition of the Loan Documents or any matter in connection with the business, operations or financial condition of the Borrowers. In addition, the Borrowers will permit representatives appointed by the Bank, including independent accountants, agents, attorneys, appraisers and any other Persons, upon prior notice, to visit and inspect during normal business hours any of the Borrowers' properties, including books of account, other books and records, and any facilities or other business assets, and to make copies therefrom, photocopies and photographs thereof, and to write down and record any information such representatives obtain. The Borrowers shall permit the Bank or its representatives to investigate and verify the accuracy of the information furnished to the Bank under or in connection with the Loan Documents and to discuss all such matters with the Borrowers, officers, employees and representatives.

          (d) Notice of Material Events. Promptly notify the Bank (i) of any material adverse change in the financial condition of the Borrowers, or any subsidiary of the Borrowers; (ii) of the occurrence of an Unmatured Event of Default hereunder; (iii) of the occurrence of any acceleration of the maturity of any indebtedness owed by the Borrowers, or of any default under any indenture, mortgage, agreement, contract or other instrument to which the Borrowers are a party or by which they are bound, if such acceleration or default might have a material adverse claim (which shall include, without limitation, any claim of $500,000 or more) asserted against the Borrowers or with respect to any of their respective properties; (iv) of the occurrence of a Reportable Event (as such term is defined in Title IV of ERISA) with respect to any ERISA Plan; and (v) of the filing of any suit or proceeding against the Borrowers in which an adverse decision could have a material adverse effect upon their respective financial condition, business or operations. Without limitation, any suit involving a claim of $500,000 or more against the Borrowers (which is not covered by effective insurance) shall be considered a suit or proceeding in which an adverse decision could have a material adverse effect upon the financial condition of the Borrowers. The Borrowers will also notify the Bank in writing at least thirty (30) Business Days prior to the date that any of the Borrowers changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral. The Borrowers hereby advise the Bank that the address of their chief executive office and principal place of business is 1660 Lincoln Street, Suite 1800, Denver, Colorado 80264.

          (e) Financial Covenants. Comply, on a consolidated basis, as of the end of each Quarter, beginning June 30, 1994 with the following financial tests, all determined in accordance with generally accepted accounting principles:

                                                     During The                        During The
                                                     Revolving                         Amortizing
                                                      Period                             Period
                                                     ----------                        ------------
Minimum working Capital (1):                         $  500,000                         $   500,000
Minimum Current Ratio (1):                                1.25x                               1.25x

Minimum Net Worth (2):                               $5,600,000                         $ 7,000,000
Minimum Net Worth (3):                               $9,200,000                         $10,600,000
Maximum Debt/Worth (2)                                     2.5x                                2.0x
Maximum Debt/Worth (3)                                    1.25x                                1.0x

Min. Fixed Charge Cover.  (4):                            1.00x                               1.00x

         (1) With the current portion of Facility A treated as a non-current liability.

         (2) With advances from BPC ($3.6 million currently) treated as liability.

         (3)  With advances from BPC ($3.6 million currently) treated as equity.

         (4) (i) Net income after tax plus interest expense plus depreciation, depletion and amortization, plus other non-cash charges, divided by
              (ii) interest expenses plus required principal payments, calculated on a fiscal year-to-date basis.

          (f) Maintenance of Existence and Qualifications. Maintain and preserve each of the Borrowers' corporate existence and the Borrowers' rights and franchises which pertain to the Collateral in full force and effect and cause the Borrowers to qualify to do business as a foreign corporation in all states or jurisdictions in which their properties, including the Mortgaged Properties, are located as required by the laws of each such jurisdiction.

          (g) Maintenance of Properties. Preserve, operate and maintain, or cause to be preserved, operated and maintained, their respective properties, including the Mortgaged Properties, in a good and workmanlike manner as a prudent operator in accordance with good oil and gas industry practices. The Borrowers will maintain, preserve, protect and keep all property used or useful in the conduct of the Borrowers' business in good condition and in compliance with all applicable laws, rules and regulations, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times. The Borrowers will cause the Mortgaged Properties and the other properties and interests included in the Collateral to be kept free and clear of liens, charges, security interests, encumbrances, adverse claims and title defects of every character other than (i) the lien and security interest created by the Collateral Documents; (ii) taxes constituting a lien but not due and payable; (iii) defects or irregularities in title which are not such as to interfere materially with the development, operation or value of the Mortgaged Properties and not such as to materially affect title thereto; (iv) obligations under the leases that comprise the Mortgaged Properties; (v) those set forth or referred to in the Collateral Documents; (vi) those being contested in good faith by the Borrowers and which do not, in the judgment of the Bank, jeopardize the Bank's rights in and to the Mortgaged Properties; and (vii) those consented to in writing by the Bank.

          (h) Payment of Taxes, Etc. File or cause to be filed all required tax returns and pay or cause to be paid all taxes and other governmental charges or levies imposed upon the Borrowers or upon the Borrowers' income, profits or property before the same shall become in default, and will pay or cause to be paid all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon the Borrowers' property or any part thereof, and pay and discharge when due all material debts, accounts, liabilities and charges now or hereafter owed by them, and maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles; provided, however, that the Borrowers may delay paying or discharging any such taxes, charges, claims or liabilities so long as the validity thereof is contested in good faith by appropriate proceedings and they have set aside on their books adequate reserves therefor.

          (i) Insurance. Keep or cause to be kept, with financially sound and reputable insurers, insurance reasonably acceptable to the Bank against the Borrowers, liability on account of damages to persons or property.

          (j) Books and Records. Maintain at all times complete and accurate books of account and records.

          (k) Payment of Expenses. Regardless of whether or not the transactions contemplated by this Agreement are consummated, pay all reasonable costs and expenses of the Bank (including, without limitation as to type of expense, reasonable attorneys, fees) in connection with (i) the preparation, execution and delivery of the Loan Documents and any and all amendments, modifications, supplements, consents, waivers or other documents or instruments relating thereto; (ii) the filing, recording, refiling and rerecording of any Collateral Documents and all amendments, supplements or modifications thereto, and any and all other documents or instruments or further assurances required to be filed or recorded or refiled or rerecorded by the terms hereof or of any Collateral Document; (iii) the evaluation and confirmation of the Borrowers' title to the Mortgaged Properties as requested by the Bank; (iv) the borrowings hereunder and other action reasonably required in the administration hereof; and
(v) the enforcement, after the occurrence of an Unmatured Event of Default, of the Loan Documents.

          (l) Performance on the Borrowers' Behalf. If the Borrowers fail to pay any taxes, insurance or other amounts required to be paid under any Loan

Documents, the Bank may pay the same and shall be entitled to immediate reimbursement by the Borrowers therefor and each amount paid shall constitute a part of the Borrowers, indebtedness to the Bank, shall be secured by the Collateral Documents and shall bear interest from the date such amount is paid by the Bank until the date such amount is repaid to the Bank at the Prime Rate plus four percent (4%).

          (m) Compliance with Agreements and Law. Perform all material obligations required to be performed by the Borrowers under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation relating to the Mortgaged Properties to which the Borrowers are a party or by which the Borrowers or any of the Mortgaged Properties are bound, and conduct the Borrowers, business and affairs in compliance with the laws and regulations applicable thereto.

          (n) Evidence of Compliance. Furnish to the Bank at the Borrowers, expense all evidence which the Bank may from time to time reasonably request, as to the accuracy and validity of or compliance with all representations, warranties and covenants made by the Borrowers in the Loan Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.

          (o) Further Assurances. Do such further acts and execute such further instruments as the Bank may reasonably determine to be necessary or desirable to carry out the purposes of this Agreement, and maintain and perfect the liens and security interests created by the Collateral Documents.

          (p) Production Purchasers. Upon written request by the Bank, advise the Bank of the names and addresses of all purchasers of production from the Mortgaged Properties.

          (q)  Environmental Laws.

               (i) Comply with all applicable Environmental Laws and obtain and comply with and maintain any and all licenses, approvals, registrations or permits required by the Environmental Laws.

               (ii) Defend, indemnify and hold harmless the Bank and its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of or noncompliance with any Environmental Law applicable to the Mortgaged Properties owned or operated by the Borrowers, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorneys, and consultant's fees, investigation and laboratory fees, environmental response and cleanup costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor.

               (iii) Complete and return to the Bank, at the request of the Bank in its sole discretion, an environmental questionnaire for each of the Mortgaged Properties, the form of which shall be specified by the Bank. In no event will such questionnaire require information beyond that required in connection with ASTM Standard E 1527 for Phase I Environmental Site Assessments.

     Section 8.2 Negative Covenants. So long as the Notes or any other amounts due the Bank hereunder shall remain unpaid, any Letter of Credit remaining outstanding or the Bank shall have any Commitment hereunder, the Borrowers will not, without the prior written consent of the Bank:

          (a) Limitation on Dividends and Distributions. Declare or pay any dividends on, or make any other distributions in respect of shares of Borrowers' capital stock to the holders of any class of such capital stock (including BPC), except (i) dividends to other Borrowers and (ii) with the Bank's prior written consent, dividends from BFC to its shareholders not exceeding the greater of (A) ten percent (10%) of its after-tax net income or (B) five percent (5%) of its net cash flow (defined as after-tax net income plus depreciation, depletion and amortization, and other non-cash charges).

          (b) Limitation on Stock Repurchase. Directly or indirectly make any capital contributions to or purchase, redeem, acquire or retire any shares of the capital stock of the Borrowers (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of the Borrowers.

          (c) Limitation on Indebtedness. Create, incur, assume, guarantee, endorse, become or be liable in any manner with respect to or suffer to exist any Debt, liability or obligation (including, without limitation, all Debt and all contingent or secondary, or direct or indirect, debts, liabilities or obligations whatsoever), including additional advances from BPC, except:

               (i)    the Borrowers, indebtedness to the Bank hereunder;

               (ii)   existing Debt identified in Schedule 8.2(c) hereto;

               (iii) current debts, obligations and liabilities to pay vendors, suppliers, and Persons (including shareholders and other affiliates) providing goods and services normally required in the ordinary course of business (including forward sales) and on ordinary trade terms which are not delinquent or which are being contested in good faith;

               (iv) taxes, assessments and governmental charges or levies which are not delinquent or which are being contested in good faith;

               (v) contingent liabilities arising out of the endorsement in the ordinary course of business of negotiable instruments in the course of collection;

               (vi) Debt to shareholders of the Borrowers which is subordinated to the Borrowers' Debt to the Bank upon prior written approval by the Bank; and

               (vii) obligations to reimburse BPC for statutory, federal or state income taxes which are based upon taxable income of BFC, even though BPC may not be required to pay such taxes as a result of net operating losses or net operating loss carryforwards or other tax credits available to BPC and its subsidiaries on a consolidated basis.

          (d) Limitation on Liens. Create, assume or permit to exist any mortgage, deed of trust, pledge, encumbrance, lien or charge of any kind (including any security interest in or vendor's lien on property purchased under conditional sales or other title retention agreements and including any lease in the nature of a title retention agreement) upon the Mortgaged Properties, equipment thereon, or production therefrom, except:

               (i) liens and security interests at any time existing in favor of the Bank;

               (ii) statutory liens for taxes and other sums, and liens for materials and services under standard operating agreements for sums, which are not delinquent or which are being contested in good faith; and

               (iii) mechanics' and materialmen's liens with respect to obligations which are not delinquent or which are being contested in good faith.

          (e) Limitation on Mergers. Merge or consolidate the Borrowers with or into any other entity (including, but not limited to, Portland General Corporation) without the prior written consent of the Bank, which consent may be conditioned upon satisfaction of such reasonable conditions as the Bank may specify to insure continuing liability and obligation for payment of the Loans and for the continued perfection and priority of the liens and security interests securing the Loans, except with each other Borrower.

          (f) Limitation on Sales of Property. Sell, transfer, lease, exchange, alienate or dispose of any portion of the Mortgaged Properties or any material interest therein, except sale of oil and gas production in the ordinary course of business.

          (g) Fiscal Year. Change the fiscal year currently in effect for the Borrowers, which is a calendar year.

          (h) Amendment of Contracts. Amend or permit any amendment to any contract (expressly including the American Atlas Contract) which releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits pledged and assigned to and acquired by the Bank pursuant to any Collateral Document.

          (i)  Limitation on Investments and New Businesses.

               (i) Make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business;

               (ii) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to the present business and operations conducted by them;

               (iii) make any acquisitions of or capital contributions to or other investments in any business entities; or

               (iv) make any significant acquisitions or investments in any properties other than actual or prospective oil and gas properties and related gathering, transportation, processing and marketing assets.

          (j) Limitation on Credit Extensions. Extend credit, make advances or make loans to any Person or entity other than normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner.

          (k) ERISA Compliance. Permit any Plan maintained by it to (i) engage in any "prohibited transaction" as such term is defined in Section 4975 of the Internal Revenue Code of 1954, as amended; (ii) incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA; or (iii) terminate in a manner which could result in the imposition of a lien on the property of the Borrowers pursuant to Section 4068 of ERISA.

          (l) Limitation on Certain Repayments. Repay any advances, or interest thereon, owing to related or affiliated entities (including the $3,600,000 advance from BPC shown on BFC's balance sheets dated September 30, 1993 and December 31, 1993 in the event such advance is not converted to equity), except (i) to each other Borrower, and (ii) security deposits and advances received by the Borrowers for the purchase and transportation of natural gas in the ordinary course of business.

          (m) Limitation on Payments to BPC. Make payments to BPC for the payment of BFC's statutory income taxes for a given year, except to the extent of the lesser of (i) BFC's statutory income taxes for that year, or (ii) BPC,s actual income tax liability for that year.

                                   ARTICLE IX
                       EVENTS OF DEFAULT AND THEIR EFFECT

     Section 9.1 Events of Default. Each of the following events shall constitute an Event of Default under this Agreement:

          (a) Nonpayment of Notes. The Borrowers shall fail to pay any Principal Amount of, or interest on, the Notes within ten (10) days of the date when due.

          (b) Collateral Documents. A default shall occur under the terms of any of the Collateral Documents, or the Borrowers shall dispute the existence, first priority or binding or enforceable nature of any lien established pursuant to the Collateral Documents.

          (c) Representations And Warranties. Any written representation or warranty made by the Borrowers herein or by the Borrowers (or any of the Borrowers' officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made and remains so at the time the Bank elects to act with respect to such Event of Default pursuant to Section 9.2.

          (d) Noncompliance With Specific Provisions Of This Agreement. The Borrowers shall fail to perform or observe any term, covenant or obligation set forth in Section 4.3 and Section 8.2(a), (b), (c), (d), (e), (f), (h), (i), (j),
(l), and (m) of this Agreement.

          (e) Noncompliance With This Agreement. The Borrowers shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on their part to be performed or observed, and any such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Borrowers by the Bank.

          (f) Nonpayment Of Other Indebtedness For Borrowed Money. Any of the Borrowers shall fail to pay any Debt or any interest or premium thereon when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the acceleration of the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; provided, however, that no such failure shall constitute an Event of Default so long as the validity of the Debt or payment obligation is being contested in good faith by appropriate proceedings and the Borrowers have set aside on their books adequate reserves therefor.

          (g)  Bankruptcy, Insolvency, Etc.   Any of the Borrowers shall (i)
generally not pay its debts as such debts became due; or (ii) admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or (iii) institute any proceeding seeking to adjudicate itself bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for itself or for any substantial part of its property; or (iv) suffer any proceeding to be instituted against it for the purposes specified in the foregoing clause (iii) which shall continue for more than sixty (60) days without discharge or dismissal thereof; or (v) take any corporate or individual action to authorize any of the actions set forth above in this
Section 9.1(q).

          (h) Material Adverse Change. A material adverse change in any Borrowers, condition (financial or otherwise), including changes due to violations, or applications, of Environmental Laws to the Borrowers or their properties, or a change in the key management personnel of BFC, which the Bank determines, in its sole discretion, would have a Materially Adverse Effect on the operations of the Borrowers. "Key management" includes Steven H. Stepanek, current President of BFC.

          (i) Judgment. Any judgment or order for the payment of money in excess of $500,000 shall be rendered against any of the Borrowers and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, in either case, that the Borrower in question has not made bonding, surety or other arrangements acceptable to the Bank.

          (j) American Atlas Contract. A material adverse change in the American Atlas Contract. A "material adverse change," as used in this Section 9.1(j) means a change in the status of the American Atlas Contract which the Bank determines in its sole discretion would have a Materially Adverse Effect on the financial condition and operations of the Borrowers.

     Section 9.2 Effect of the Occurrence of an Event of Default. If any Event of Default described in Section 9.1 shall occur, the Bank may, by notice to the Borrowers, (i) declare its obligation to make the Advances and to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and/or
(ii) elect to have the Default Interest Rate apply to the Loans, and/or (iii) declare the Loans and the Notes, all interest thereon and all other amounts owing under this Agreement to be forthwith due and payable, whereupon the Loans and the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrowers. In addition to the foregoing, following an Event of Default, so long as any Letter of Credit has not been fully drawn and has not been cancelled or expired, upon written demand by the Bank, the Borrowers shall deposit and maintain with the Bank an account with cash in an amount and currency equal to the aggregate undrawn Face Amount of all outstanding Letters of Credit, together with all fees and other amounts due or which may become due with respect thereto. The Borrowers shall have no control over funds in such cash deposit account. The Bank agrees that any such cash deposit account will be interest-bearing to the extent the Bank is reasonably able to do so. Such funds shall be promptly applied by the Bank to reimburse itself for drafts drawn under the Letters of Credit. Such funds, if any, remaining in such cash deposit account following the payment in full of all Draws due hereunder or under the Notes shall be promptly paid over to the Borrowers.

     If the Bank does not accelerate the due date of the Loans, the Bank may elect in its sole discretion to require the Borrowers to make each monthly payment of principal and interest with respect to the Term Loan payments equal to the greatest of the following, which right the Bank may exercise at any time during the Amortizing Period after the occurrence of an Event of Default by notice to the Borrowers:

          A. accrued interest plus the principal payments set forth in the minimum monthly principal payment schedule in Section 3.3; or

          B. up to seventy percent (70%) of the Borrowers' Gross Revenue from the Mortgaged Properties applied first to accrued interest, then to principal; or

          C. up to one hundred (100%) of the Borrowers' Net Revenue from the Mortgaged Properties applied first to accrued interest, then to principal.

In the event the Bank elects to exercise the right to receive the maximum payment allowed above, the Borrowers shall provide to the Bank all information the Bank reasonably determines to be necessary to calculate the payments which are due under alternative clauses B. and C. above.


                                   ARTICLE X
                                 MISCELLANEOUS

     Section 10.1 Amendments, Etc. No amendment of any provision of the Loan Documents, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto. No waiver by the Bank of any provision of the Loan Documents, or the Bank's consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 10.2 Notices, Etc. Any notice and other communications provided for hereunder shall be in writing and shall be deemed to have been given when personally delivered, when received if sent by facsimile, when delivered if sent by Federal Express or Express Mail, or three (3) Business Days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the party for whom it is intended at the following addresses:

          Borrowers:  Bonneville Fuels Corporation
                      1660 Lincoln Street
                      Suite 1800
                      Denver, Colorado 80264
                      Attn:  Mr. Steven H. Stepanek, President
                      Facsimile:  (303) 863-1558

          with a copy to:

                      Mr. Roger Segal
                      Cohen, Rappaport & Segal
                      515 E. 100 South, Suite 500
                      Salt Lake City, UT 84102
                      Facsimile:  (801) 355-1813

          Bank:       First Interstate Bank of Denver, N.A.
                      633 Seventeenth Street
                      Denver, Colorado 80270
                      Attn:  Mr. Mark E. Thompson,
                      Vice President Energy Banking
                      Facsimile: (303) 293-5467

Any party may change its address for purposes of receipt of any such communication by giving ten (10) Business Days' prior written notice of such change to the other party in the manner above prescribed.

     Section 10.3 Damage Limitation. Neither Party shall be liable to the other for consequential damages, whatever the nature of a breach by the other party in its obligations relating to the transactions governed or contemplated by this Agreement.

     Section 10.4 Release. Upon full payment and satisfaction of the Loans and the interest thereon, as provided herein, the parties shall thereupon automatically each be fully, finally, and forever released and discharged from any further claim, liability or obligation in connection with the Loans.

     Section 10.5 Lost Note. Upon receipt by the Borrowers of evidence of the loss, theft, destruction or mutilation of the Notes and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Borrowers (with the Bank's indemnity in case of loss, theft or destruction of the Notes owned by the Bank to be reasonably satisfactory to Borrowers), and upon surrender and cancellation of the Notes if mutilated, the Borrowers will pay any unpaid principal and interest (and any prepayment charge) then or theretofore due and payable on the Notes and will at the request of the Bank promptly execute and deliver in lieu of the Notes a replacement Notes of like tenor for any remaining balance due.

     Section 10.6 No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right under the Loan

Documents preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 10.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrowers and the Bank and their respective successors and assigns, except that the Borrowers shall not assign their rights hereunder or any interest herein without the prior written consent of the Bank. The Bank may assign to one or more banks or other entities all or any part of, or may grant participations to one or more banks or other entities in or to all or any part of, the Advance or Advances and the Notes. To the extent of any such assignment (unless otherwise stated therein), the assignee shall have the same rights and benefits hereunder and under the Notes as it would have if it were the Bank hereunder.

     Section 10.8 GOVERNING LAW AND SUBMISSION TO JURISDICTION. THE SUBSTANTIVE LAW OF COLORADO SHALL GOVERN ALL THE TERMS, CONDITIONS AND INTERPRETATIONS OF THIS AGREEMENT, THE NOTES, THE LOANS AND ALL OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED PURSUANT HERETO, EXCEPT FOR THE REAL AND PERSONAL PROPERTY LAW, INCLUDING SECURED TRANSACTION LAW, THAT MAY BE CONTROLLING IN SITUATIONS WHERE THE REAL AND/OR PERSONAL PROPERTY IS LOCATED IN STATES OTHER THAN COLORADO. IN THE EVENT OF LITIGATION CONCERNING THIS AGREEMENT, THE NOTES, THE LOANS OR ANY OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED OR DELIVERED PURSUANT HERETO, EXCEPT LITIGATION FOR THE EXERCISE OF REMEDIES BY THE BANK WITH RESPECT TO PROPERTY LOCATED IN STATES OTHER THAN COLORADO, AND SUBJECT TO THE PROVISIONS OF SECTION 10.11, THE PARTIES HERETO AGREE THAT THE EXCLUSIVE PLACE OF JURISDICTION SHALL BE THE STATE OF COLORADO, CITY AND COUNTY OF DENVER, AND THE VENUE SHALL BE ANY STATE OR FEDERAL COURT LOCATED THEREIN. FURTHER, THE BORROWERS CONSENT TO AND AGREE TO FILE A GENERAL APPEARANCE IN THE EVENT THEY RECEIVE A SERVICE OF PROCESS.

     Section 10.9 Relationship to Other Documents. In the event any provision hereof is in conflict with any provision of the Collateral Documents, the provisions hereof shall be controlling.

     Section 10.10 Severability. In the event any provision of this Agreement, the Notes or any of the other instruments, documents or agreements executed pursuant hereto shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof or thereof or affect the validity or enforceability of such provision in any other jurisdiction.

     Section 10.11 Arbitration. Subject to the provisions of the next paragraph below, the Bank and the Borrowers agree to submit to binding arbitration any and all claims, disputes and controversies between them or among them (and their respective employees, officers, directors, attorneys, and other agents) relating to the Loans and its negotiation, execution, collateralization, administration, repayment, modification, extension or collection. Such arbitration shall proceed in Denver, Colorado, shall be governed by Colorado law (including without limitation the provisions of C.R.S. (S) 13-21-102(5)) and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Any award entered in an arbitration, whether on motions or at a hearing with or without testimony from witnesses, shall be made by a written opinion stating the reasons for the award made. The decisions of any arbitration pursuant to this Agreement shall be made based on Colorado law without reference to any choice of law rules. Judgment on any award hereunder may be entered in any court having jurisdiction.

     Nothing in the preceding paragraph, nor the exercise of any right to arbitrate thereunder, shall limit the right of any party hereto (a) to foreclose against any real or personal property Collateral by the exercise of the power of sale under a deed of trust, mortgage, or other security agreement, or instrument, or applicable law; (b) to exercise self-help remedies such as setoff or repossession; or (c) to obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment, or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any arbitration proceeding. The institution and maintenance of any action for such judicial relief, or pursuit of provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right or obligation of any party to submit any claim or dispute to arbitration, including those claims or disputes arising from exercise of any judicial relief, or pursuit of provisional or ancillary remedies, or exercise of self-help remedies.

     Arbitration hereunder shall be before a three-person panel of neutral arbitrators, consisting of one person from each of the following categories: (1) an attorney who has practiced in the area of commercial law for at least ten
(10) years or a retired judge at the Colorado or United States District Court or an appellate court level; (2) a person with at least ten (10) years' experience in commercial lending; and (3) a person with at least five (5) years, experience in the petroleum industry. The AAA shall submit a list of persons meeting the criteria outlined above for each category of arbitrator, and the parties shall select one person from each category in the manner established by the AAA.

     Section 10.12 Table of Contents, Headings. The Table of Contents and the headings for the Articles and Sections hereof are for convenience of reference only and shall not affect the meaning or construction hereof.

     Section 10.13 Counterparts. This Agreement may be executed in any number of counterpart copies. Each fully executed counterpart shall be considered an original, but together such copies shall constitute one and the same instrument.

     Section 10.14 Joint and Several Liability. All obligations of the Borrowers hereunder or under the Notes shall be joint and several.

     Section 10.15 Confidentiality. The Bank shall use reasonable efforts to maintain the confidentiality of information provided by the Borrowers to the Bank which (a) the Borrowers request be treated as confidential, and (b) which is not otherwise available to the public.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BORROWERS:

BONNEVILLE FUELS CORPORATION                        BONNEVILLE FUELS OPERATING CORPORATION

By:_____________________________                    By:______________________________
  Name:  Steven H. Stepanek                            Name:  Steven H. Stepanek
  Title:  President                                    Title:  President

BONNEVILLE FUELS MARKETING CORPORATION              BONNEVILLE FUELS MANAGEMENT CORPORATION

By:_____________________________                    By:______________________________
  Name:  Steven H. Stepanek                            Name:  Steven H. Stepanek
  Title:  President                                    Title:  President

COLORADO GATHERING CORPORATION

By:_____________________________
  Name:  Steven H. Stepanek
  Title:  President

BANK:

FIRST INTERSTATE BANK OF
DENVER, N.A.

By:_____________________________
  Mark E. Thompson
  Vice President

                            FORM OF FACILITY A NOTE

                                 REVOLVING NOTE

$20,000,000                                                        May 31, 1994


     FOR VALUE RECEIVED, the undersigned, BONNEVILLE FUELS CORPORATION, as Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation and BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively the "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of FIRST INTERSTATE BANK OF DENVER, N.A. (the "Bank") on or before the Facility A Maturity Date (as defined in the Credit Agreement identified below) the Principal Amount of Twenty Million Dollars ($20,000,000), or such lesser amount as has been Advanced by the Bank to the Borrowers as Facility A Loans pursuant to the Credit Agreement (as defined below). Subject to the Credit Agreement, the Borrowers may borrow, repay and reborrow amounts hereunder until the Conversion Date (as defined in the Credit Agreement)

     The Borrowers promise to pay interest on the Principal Amount of each Advance from the date of such Advance until such Principal Amount is paid in full, at such Interest Rates, and payable at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to the Bank at 633 Seventeenth Street, Denver, Colorado (or at such other location as the Bank may designate), in same day funds. Each Advance made by the Bank to the Borrowers and the maturity thereof, and all payments made on account of principal hereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

     This Note is the Facility A Note referred to in and is entitled to the benefits of the Amended and Restated credit Agreement dated as of May 31, 1994 (the "Credit Agreement"), between the Borrowers and the Bank, which Credit Agreement, among other things, (i) provides for the making of Advances by the Bank to the Borrowers from time to time in an aggregate amount not to exceed at any time outstanding the amount first above mentioned or such reduced amount as set forth in the Credit Agreement, and (ii) contains provisions for acceleration of the maturities hereof upon the happening of certain stated events. Terms used herein which are defined in the Credit Agreement shall have the meanings specified in the Credit Agreement.

     This Note represents an extension and renewal of the outstanding principal amount of, and a replacement and substitution for, a certain Promissory Note of Bonneville Fuels Corporation, dated August 30, 1991 (the "Prior Note"), payable to the order of Chase Manhattan Bank (National Association). The Prior Note has been transferred to the Bank. The Indebtedness evidenced by the Prior Note is a continuing indebtedness and nothing contained herein shall be construed to deem paid the Prior Note or to replace or terminate any lien or security interest given to secure payment of the Prior Note.

     Demand, presentment for payment, notice of dishonor and protest are hereby expressly waived by the Borrowers.

                              BONNEVILLE FUELS CORPORATION


                              By:
                                 ------------------------------------
                                  Name:  Steven H. Stepanek
                                  Title: President


                              BONNEVILLE FUELS MARKETING CORPORATION


                              By:
                                 ------------------------------------
                                  Name:  Steven H. Stepanek
                                  Title: President


                              COLORADO GATHERING CORPORATION


                              By:
                                 ------------------------------------
                                  Name:  Steven H. Stepanek
                                  Title: President


                              BONNEVILLE FUELS OPERATING CORPORATION


                              By:
                                 ------------------------------------
                                  Name:  Steven H. Stepanek
                                  Title: President


                              BONNEVILLE FUELS MANAGEMENT CORPORATION


                              By:
                                 ------------------------------------
                                  Name:  Steven H. Stepanek
                                  Title: President

                                PROMISSORY NOTE


$1,000,000.00                                                   Denver, Colorado
                                                                    May 31, 1994


          FOR VALUE RECEIVED, the undersigned (referred to, collectively if more than one, as "Borrower") jointly and severally hereby promises to pay to the order of FIRST INTERSTATE BANK OF DENVER, N.A., (referred to, together with any subsequent holder of this note, as "Holder"), at 633 Seventeenth Street, Denver, Colorado 80270, or at such other address as may be specified by any Holder, upon demand the principal sum of ONE MILLION DOLLARS ($1,000,000.00), or so much thereof as may be advanced to or for the benefit of Borrower, together with interest on the balance of principal outstanding from time to time at a floating rate which is one percent (1%) per annum higher than the "Bank's Prime Rate" (as that term is defined below), in lawful money of the United States of America. Interest shall be calculated based on a three hundred sixty-five (365) day year and charged for the actual number of days elapsed.

          The principal balance of this note represents a revolving credit, all or any part of which may be advanced to Borrower, repaid by Borrower, and re-advanced to Borrower from time to time, subject to the other terms hereof and the conditions contained in the Credit Agreement (defined below), and provided that Borrower shall not be entitled to any advances that would cause the principal balance outstanding at any one time to exceed the Facility B Commitment (defined in the Credit Agreement). The revolving credit evidenced by this note is to be used for cash advances and for the issuance of standby letters of credit as set forth in the Credit Agreement. This note also evidences any other sums payable under the Credit Agreement with respect to Facility B Loans or any document securing this note.

          As used in this note, the term "Bank's Prime Rate" means the prime commercial lending rate established and announced from time to time by First Interstate Bank of Denver, N.A., its successors and assigns ("Bank"). Bank's Prime Rate is an index rate that Bank establishes and quotes from time to time for pricing certain of its loans. Information on the index rate currently in effect is announced publicly or can be obtained by contacting Bank. Bank's Prime Rate is not necessarily the lowest rate charged to Bank's customers and Bank may make loans at, above or below this state index rate. The rate of interest borne by the outstanding principal balance of this note shall change from time to time on the effective date of, and in conformity with, changes in the Bank's Prime Rate. Changes in the interest rate on this note shall be effective without notice to Borrower.

          Interest and principal shall be payable in accordance with the provisions of the Credit Agreement. If not sooner paid, the entire unpaid balance of principal and interest shall be due and payable in full on April 1, 1995. The inclusion of specific default provisions or rights of Holder in the Credit Agreement shall not preclude Holder's right to declare payment of this note on Holder's demand in accordance with the terms of the Credit Agreement.

          All payments on this note shall be applied first to the payment of any costs, fees, late charges or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal balance.

          This note may be prepaid in whole or in part, at any time, without fee or premium.

          This note is the Facility B Note referred to in and is entitled to the benefits of the Amended and Restated Credit Agreement date as of May 31, 1994 (the "Credit Agreement"), between the Borrower and Holder, which Credit Agreement, among other things, (i) provides for the making of Advances by the Holder to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the amount first above mentioned or such reduced amount as set forth in the Credit Agreement, and (ii) contains provisions for acceleration of the maturities hereof upon the happening of certain stated events. Capitalized terms used herein which are not specifically defined herein shall the meanings specified in the Credit Agreement. In the event any provision of this note is inconsistent with any provision of the Credit Agreement, the Credit Agreement provision shall apply.

          Time is of the essence of each and every provision of this note.

          Borrower and all parties now or hereafter liable for payment of this note, primarily or secondarily, directly or indirectly, and whether as endorser, guarantor, surety or otherwise, hereby severally (a) waive presentment, demand, protest, notice of protest, notice of dishonor and all other notices and demands whatever, other than any notice which may be required pursuant to any provision of the Credit Agreement, (b) consent to impairment or release of collateral, extensions of time for payment, and acceptance of late or partial payments before, at or after maturity, (c) agree that Holder's acceptance of one or more partial payments after acceleration of the maturity of this note will not constitute a waiver of such acceleration, regardless of any contrary notice or statement of condition which may accompany any such partial payment, (d) waive any right to require Holder to proceed against any security for this note before proceeding hereunder, and (e) agree to pay all costs and expenses, including, without limitation, attorneys' fees, which may be incurred by Holder in collecting this note or in enforcing and realizing upon any security for this note.

          The provisions of this note and of all agreements now or hereafter existing between Borrower and Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this note or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the sums evidenced by this note exceed the maximum amount permissible under Colorado law. If, from any circumstances whatsoever, the performance or fulfillment of any obligation of this note, or of any other agreement between Borrower and Holder, at the time performance of such obligation shall be due, shall exceed the limitation prescribed by law, then, ipso facto, the obligation to be performed or fulfilled shall be reduced to the limitation, and, if from any such circumstance, Holder shall ever receive anything of value which is deemed to be interest by Colorado law which would exceed the highest lawful rate, an amount equal to any excessive interest shall be applied to the reduction of principal amount of this note or on account of any other principal indebtedness of Borrower to Holder and to the payment of interest thereon or, if such excessive interest exceeds the unpaid balance of principal of this note and such other indebtedness, such excess shall be refunded to Borrower.

          This note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns.

          All notices required or permitted in connection with this note shall be given at the place and in the manner provided in the Credit Agreement for the giving of notices.

          Wherever possible, each provision of this note shall be interpreted so as to be effective and valid under applicable law. If any provision of this note is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of this note, nor any other document referred to in this note, nor the application of the provision to other persons or in other circumstances, shall be affected by such invalidity or unenforceability.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF COLORADO. BORROWER HEREBY CONSENTS TO THE EXERCISE OF JURISDICTION OVER IT BY ANY FEDERAL COURT SITTING IN COLORADO OR ANY COLORADO DISTRICT COURT SELECTED BY LENDER, FOR THE PURPOSES OF ANY AND ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THE NOTE, THE CREDIT AGREEMENT AND ALL OTHER LOAN DOCUMENTS (DEFINED IN THE CREDIT AGREEMENT). BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT, ANY CLAIM BASED ON THE CONSOLIDATION OF PROCEEDINGS IN SUCH COURTS IN WHICH PROPER VENUE MAY LIE IN DIVERGENT JURISDICTIONS, AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

BONNEVILLE FUELS CORPORATION


By:_____________________________
   Steven H. Stepanek, President


BONNEVILLE FUELS MARKETING CORPORATION


By:_____________________________
   Steven H. Stepanek, President


COLORADO GATHERING CORPORATION


By:_____________________________
   Steven H. Stepanek, President


BONNEVILLE FUELS OPERATING CORPORATION


By:_____________________________
   Steven H. Stepanek, President


BONNEVILLE FUELS MANAGEMENT CORPORATION


By:_____________________________
   Steven H. Stepanek, President

                               FORM OF TERM NOTE
                               -----------------

                                   TERM NOTE
                                   ---------


$20,000,000                                                         May 31, 1994

     FOR VALUE RECEIVED, the undersigned, BONNEVILLE FUELS CORPORATION, as Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation and BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively the "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of FIRST INTERSTATE BANK OF DENVER, N.A. (the "Bank") on or before the Facility A Maturity Date (as defined in the Credit Agreement identified below) the Principal Amount of Twenty Million Dollars ($20,000,000), or such lesser amount of unrepaid Facility A Loans under the Credit Agreement in effect on the Conversion Date (as defined in the Credit Agreement). The Principal Amount hereof shall be repaid by the Borrowers in monthly installment payments on a schedule which is established as provided in the Credit Agreement.

     The Borrowers promise to pay interest on the unpaid Principal Amount hereof in full monthly installment payments from the Conversion Date until such Principal Amount is paid in full, at such Interest Rates and as otherwise provided in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to the Bank at 633 Seventeenth Street, Denver, Colorado (or at such other location as the Bank may designate), in same day funds. Each principal payment or prepayment and the resulting principal balance hereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

     This Note is the Term Note referred to in and is entitled to the benefits of the Amended and Restated credit Agreement dated as of May 31, 1994 (the "Credit Agreement"), between the Borrowers and the Bank, which Credit Agreement, among other things, contains provisions for acceleration of the maturities hereof upon the happening of certain stated events. Terms used herein which are defined in the Credit Agreement shall have the meanings specified in the Credit Agreement.

     This Note represents an extension and renewal of the outstanding principal amount of, and a replacement and substitution for, a certain Promissory Note of Bonneville Fuels Corporation, dated August 30, 1991 (the "Prior Note"), payable to the order of Chase Manhattan Bank (National Association) and the Revolving Note. The Prior Note has been transferred to the Bank. The Indebtedness evidenced by the Prior Note and by the Revolving Note is a continuing indebtedness and nothing contained herein shall be construed to deem paid the Prior Note or the Revolving Note or to replace or terminate any lien or security interest given to secure payment of the Prior Note or the Revolving Note.

     Demand, presentment for payment, notice of dishonor and protest are hereby expressly waived by the Borrowers.

                            BONNEVILLE FUELS CORPORATION


                            By: ___________________________
                                Name:  Steven H. Stepanek
                                Title: President


                            BONNEVILLE FUELS MARKETING
                            CORPORATION


                            By: ___________________________
                                Name:  Steven H. Stepanek
                                Title: President


                            COLORADO GATHERING CORPORATION


                            By: ___________________________
                                Name:  Steven H. Stepanek
                                Title: President


                            BONNEVILLE FUELS OPERATING
                            CORPORATION


                            By: ___________________________
                                Name:  Steven H. Stepanek
                                Title: President


                            BONNEVILLE FUELS MANAGEMENT
                            CORPORATION


                            By: ___________________________
                                Name:  Steven H. Stepanek
                                Title: President

                          NOTE MODIFICATION AGREEMENT
================================================================================

Borrowers:  Bonneville Fuels Corporation,
            Bonneville Fuels Marketing Corporation,
            Colorado Gathering Corporation,
            Bonneville Fuels Operating Corporation, and
            Bonneville Fuels Management Corporation
            (referred to herein, collectively if more than one, as "Borrower") 1660 Lincoln Street, Suite 1800, Denver, Colorado 80264

Lender:     First Interstate Bank of Denver, N.A.
            (referred to herein, together with any subsequent holder of this Note Modification Agreement, as "Holder")
            633 17th Street, Denver, CO 80270

================================================================================

Denver, Colorado                                                   April 1, 1995

DESCRIPTION OF THE PROMISSORY NOTED MODIFIED BY THIS NOTE MODIFICATION
AGREEMENT: That certain Promissory Note in the original principal amount of $1,000,000.00 dated May 31, 1994, from Borrower in favor of Holder (the "Facility B Note"). Capitalized terms used herein, which are not specifically defined herein, shall have the meanings given them in the Promissory Note.

DESCRIPTION OF TERMS MODIFIED BY THIS NOTE MODIFICATION AGREEMENT: The final payment date of "April 1, 1995" contained in the fourth paragraph of the Facility B Note, is hereby replaced by a new final payment date of "May 1, 1996."

CONTINUING VALIDITY: Except as expressly modified by this Note Modification Agreement, the terms of the original obligation(s), including the Facility B Note, the Credit Agreement, and all other agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by the Holder to this Note Modification Agreement does not waive Holder's right to strict performance of the obligation(s) as modified, nor obligate the Holder to make any future modification of the terms of the obligation(s). Nothing in this Note Modification Agreement will constitute a satisfaction of the obligation(s).

BORROWERS:
---------

BONNEVILLE FUELS CORPORATION         BONNEVILLE FUELS OPERATING CORPORATION

By: ____________________________     By: _______________________________
Steven H. Stepanek, President            Steven H. Stepanek, President

BONNEVILLE FUELS MARKETING CORPORATION

By: ____________________________
Steven H. Stepanek, President

COLORADO GATHERING CORPORATION       BONNEVILLE FUELS MANAGEMENT CORPORATION

By: ____________________________     By: _______________________________
Steven H. Stepanek, President            Steven H. Stepanek, President

LENDER:
------

FIRST INTERSTATE BANK OF DENVER, N.A.

By: ____________________________
Mark E. Thompson, Vice President

                         AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------


     This AMENDMENT TO CREDIT AGREEMENT, dated as of April 1, 1995, is made and entered into in Denver, Colorado, by and between BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, and BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, the "Borrowers"), whose address and principal location of their business is 1660 Lincoln, Suite 1800, Denver, Colorado, 80264, and FIRST INTERSTATE BANK OF DENVER, N.A., a national banking association (the "Bank"), whose address is 633 Seventeenth Street, Denver, Colorado 80270.

                                   RECITALS:
                                   --------

     WHEREAS, the Borrowers and the Bank entered into that certain Amended and Restated Credit Agreement dated as of May 31, 1994 (referred to herein as the "Credit Agreement") wherein the Bank agreed to provide to the Borrowers two credit facilities referred to as "Facility A" and "Facility B" (collectively, the "Loans") subject to the terms and conditions set forth in the Credit Agreement (capitalized terms not specifically defined herein shall have the meanings given them in the Credit Agreement);

     WHEREAS, the Borrowers have requested that (i) modifications be made to certain financial covenants set forth in Section 8.1(e) of the Credit Agreement, and that (ii) the final payment date of Facility B be extended to May 1, 1996, subject to the terms of the Credit Agreement, as amended by this Amendment to Credit Agreement;

     WHEREAS, the Bank, as an accommodation to the Borrowers, is willing to make modifications to certain financial covenants, and to extend the final payment date of Facility B, subject to the terms of the Credit Agreement as amended by this Amendment to Credit Agreement; and

     WHEREAS, the parties desire to amend and reaffirm the Credit Agreement and to enter into this Amendment to Credit Agreement to reflect the terms and conditions of, and to describe their respective rights and obligations with respect to, the Loans.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in the Credit Agreement and in this Amendment to Credit Agreement, the parties hereto agree as follows effective as of April 1, 1995:

1. The definition of "Facility B Maturity Date" in Section 1.1 (page 6) of the Credit Agreement is hereby modified by replacing the date "April 1, 1995" with the date "May 1, 1996", effective as of April 1, 1995.

2. The table and related footnotes in Section 8.1(e) (page 33) of the Credit Agreement is hereby replaced in its entirety by the following table and footnotes, effective as of January 1, 1995:

                                               During The          During The
                                                Revolving          Amortizing
                                                   Period              Period
                                               ----------          ----------
          Minimum Working Capital (1):           $250,000            $500,000
            Minimum Current Ratio (1):              1.05x               1.25x

                Minimum Net Worth (2):         $2,300,000          $3,000,000
                Minimum Net Worth (3):         $5,900,000          $6,600,000
               Maximum Debt/Worth (2):              6.00x               5.00x
               Maximum Debt/Worth (3):              2.00x               1.75x

    Minimum Fixed Charge Coverage (4):              1.00x               1.00x

     1) With the current portion of Facility A treated as a non-current liability, and the undrawn and available portion of Facility A treated as a current asset.
     2)  With advances from BPC ($3.6 million currently) treated as a liability.
     3)  With advances from BPC ($3.6 million currently) treated as equity.
     4) (i) Net income after tax plus interest expense plus depreciation, depletion and amortization, plus other non-cash charges, divided by
         (ii) interest expenses plus required principal payments, calculated quarterly on a fiscal year-to-date basis.

3.   Miscellaneous:

     a. Except as specifically amended, all of the terms, conditions and provisions of the Credit Agreement and any and all documents executed in connection therewith shall remain in full force and effect.

     b. THIS AMENDMENT TO CREDIT AGREEMENT IS ACCEPTED AND ENTERED INTO IN THE STATE OF COLORADO AND SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF COLORADO.

     c. The Borrowers represent and warrant to the Bank that the execution and delivery of this Amendment to Credit Agreement and the performance by the Borrowers of their obligations hereunder are within the Borrowers' powers, have been duly authorized by all necessary corporate action, and will not contravene or conflict with any provision of law or of the articles or bylaws of the Borrowers, or of any agreement binding upon the Borrowers.

     d. The Borrowers represent and warrant to the Bank that all of the representations and warranties of the Borrowers contained in the Credit Agreement, as amended by this Amendment to Credit Agreement, are true and correct in all material respects on the date hereof as though made as of the date hereof, provided, however, that any reference to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment to Credit Agreement.

     e. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended by this Amendment to Credit Agreement.

     f. This Amendment to Credit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which are identical, and all such counterparts shall together constitute but one and the same Amendment to Credit Agreement.

     IN WITNESS WHEREOF, the Borrowers and the Bank have executed this Agreement to Credit Agreement effective as of April 1, 1995.

BORROWERS:
---------


BONNEVILLE FUELS CORPORATION      BONNEVILLE FUELS OPERATING CORPORATION


By: __________________________    By: _____________________________
Steven H. Stepanek, President     Steven H. Stepanek, President


BONNEVILLE FUELS MARKETING CORPORATION


By: _________________________
Steven H. Stepanek, President


COLORADO GATHERING CORPORATION    BONNEVILLE FUELS MANAGEMENT CORPORATION


By: __________________________    By: _____________________________
Steven H. Stepanek, President     Steven H. Stepanek, President



BANK:
----

FIRST INTERSTATE BANK OF DENVER, N.A.


By: __________________________
Mark E. Thompson, Vice President

                          NOTE MODIFICATION AGREEMENT

================================================================================

Borrowers:  Bonneville Fuels Corporation,
            Bonneville Fuels Marketing Corporation,
            Colorado Gathering Corporation,
            Bonneville Fuels Operating Corporation, and
            Bonneville Fuels Management Corporation
            (referred to herein, collectively if more than one, as "Borrower") 1660 Lincoln Street, Suite 1800, Denver, Colorado 80264

Lender:     First Interstate Bank of Denver, N.A.
            (referred to herein, together with any subsequent holder of this Note Modification Agreement, as "Holder")
            633 17th Street, Denver, CO 80270

================================================================================

Denver, Colorado                                                     May 1, 1996

DESCRIPTION OF THE PROMISSORY NOTED MODIFIED BY THIS NOTE MODIFICATION
AGREEMENT: That certain Promissory Note in the original principal amount of $1,000,000.00 dated May 31, 1994, as previously amended by that certain Note Modification Agreement dated April 1, 1995, from Borrower in favor of Holder (the aforementioned Promissory Note as previously amended by the aforementioned Note Modification Agreement is herein referred to as the "Facility B Note"). Capitalized terms used herein, which are not specifically defined herein, shall have the meanings given them in the Facility B Note.

DESCRIPTION OF TERMS MODIFIED BY THIS NOTE MODIFICATION AGREEMENT: The final payment date of "May 1, 1996" contained in the fourth paragraph of the Facility B Note, is hereby replaced by a new final payment date of "May 1, 1998."

CONTINUING VALIDITY: Except as expressly modified by this Note Modification Agreement, the terms of the original obligation(s), including the Facility B Note, the Credit Agreement, and all other agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by the Holder to this Note Modification Agreement does not waive Holder's right to strict performance of the obligation(s) as modified, nor obligate the Holder to make any future modification of the terms of the obligation(s). All references to the Facility B Note in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Facility B Note as previously amended and as amended by this Note Modification Agreement.

BORROWERS:
---------

BONNEVILLE FUELS CORPORATION       BONNEVILLE FUELS OPERATING CORPORATION

By: _________________________      By: ___________________________
Steven H. Stepanek, President      Steven H. Stepanek, President

BONNEVILLE FUELS MARKETING CORPORATION

By: __________________________
Steven H. Stepanek, President

COLORADO GATHERING CORPORATION     BONNEVILLE FUELS MANAGEMENT CORPORATION

By: __________________________     By: ___________________________
Steven H. Stepanek, President      Steven H. Stepanek, President

LENDER:
------

FIRST INTERSTATE BANK OF DENVER, N.A.

By: __________________________
Mark E. Thompson, Vice President

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


     This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of April 1, 1996, is made and entered into in Denver, Colorado, by and between BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, the "Borrowers"), whose address and principal location of their business is 1660 Lincoln, Suite 1800, Denver, Colorado, 80264, and FIRST INTERSTATE BANK OF DENVER, N.A., a national banking association (the "Bank"), whose address is 633 Seventeenth Street, Denver, Colorado 80270.

                                   RECITALS:
                                   --------

     WHEREAS, the Borrowers and the Bank entered into that certain Amended and Restated Credit Agreement dated as of May 31, 1994, wherein the Bank agreed to provide to the Borrowers two credit facilities referred to as "Facility A" and "Facility B" (collectively, the "Loans") subject to the terms and conditions set forth in the Credit Agreement;

     WHEREAS, the Amended and Restated Credit Agreement was amended by the Borrowers and the Bank pursuant to the certain Amendment to Credit Agreement dated as of April 1, 1995 (the Amended and Restated Credit Agreement as previously amended is referred to herein as the "Credit Agreement," and capitalized terms not specifically defined herein shall have the meanings given them in the Credit Agreement);

     WHEREAS, the Borrowers have requested the extension of the Conversion Date of Facility A and the Facility B Maturity Date, as well as the modification of certain other Credit Agreement terms, conditions, covenants, requirements, and events of default;

     WHEREAS, the Bank, as an accommodation to the Borrowers, is willing to agree to the extension of the Conversion Date of Facility A and the Facility B Maturity Date, as well as the modification of certain other Credit Agreement terms, conditions, covenants, requirements and events of default, subject to the terms of the Credit Agreement as amended by this Second amendment to Credit Agreement; and

     WHEREAS, the parties desire to amend and reaffirm the Credit Agreement and to enter into this Second Amendment to Credit Agreement to reflect the terms and conditions of, and to describe their respective rights and obligations with respect to, the Loans.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in the Credit Agreement and in this Second Amendment to Credit Agreement, the parties hereto agree as follows effective as of April 1, 1996:

1. The definition of "Conversion Date" in Section 1.1 Certain Defined Terms (page 4) of the Credit Agreement is hereby modified by replacing the date "April 1, 1996" in the last sentence of this definition with the date "April 1, 1998".

2. The definition of "Facility B Maturity Date" in Section 1.1 Certain Defined Terms (page 6) of the Credit Agreement is hereby modified by replacing the date "April 1, 1996" with the date "May 1, 1998".

3.  The first sentence of Section 4.4 A/R Borrowing Base Determinations (page
    20) of the Credit Agreement is hereby modified by replacing "60%" with "75%".

4. The first sentence of section 8.1(b) Books, Financial Statements and Reports, (i) (page 30) of the Credit Agreement is hereby modified by replacing "ninety (90) days" with "one hundred twenty (120) days".

5. Section 9.1(h) Material Adverse Change (page 40) of the Credit Agreement is hereby modified by eliminating the phrase "or a change in the key management personnel of BFC,".

6.  Miscellaneous:

    a. Except as specifically amended, all of the terms, conditions and provisions of the Credit Agreement and any and all documents executed in connection therewith shall remain in full force and effect.

    b. THIS SECOND AMENDMENT TO CREDIT AGREEMENT IS ACCEPTED AND ENTERED INTO IN THE STATE OF COLORADO AND SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF COLORADO.

    c. The Borrowers represent and warrant to the Bank that the execution and delivery of this Second Amendment to Credit Agreement and the performance by the Borrowers of their obligations hereunder are within the Borrowers' powers, have been duly authorized by all necessary corporate action, and will not contravene or conflict with any provision of law or of the articles or bylaws of the Borrowers, or of any agreement binding upon the Borrowers.

    d. The Borrowers represent and warrant to the Bank that all of the representations and warranties of the Borrowers contained in the Credit Agreement, as amended by this Second Amendment to Credit Agreement, are true and correct in all material respects on the date hereof as though made as of the date hereof; provided, however, that any reference to the Credit Agreement shall be deemed to refer to the Credit Agreement as previously amended and as amended by this Second Amendment to Credit Agreement.

    e. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as previously amended and as amended by this Second Amendment to Credit Agreement.

    f. This Second Amendment to Credit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which are identical, and all such counterparts shall together constitute but one and the same Second Amendment to Credit Agreement.


     IN WITNESS WHEREOF, the Borrowers and the Bank have executed this Second Amendment to Credit Agreement effective as of April 1, 1996.

BORROWERS:
---------

BONNEVILLE FUELS CORPORATION       BONNEVILLE FUELS OPERATING
                                   CORPORATION


By: _________________________      By: ___________________________
Steven H. Stepanek, President      Steven H. Stepanek, President


BONNEVILLE FUELS MARKETING CORPORATION


By: _________________________
Steven H. Stepanek, President


COLORADO GATHERING CORPORATION     BONNEVILLE FUELS OPERATING
                                   CORPORATION


By: _________________________      By: ___________________________
Steven H. Stepanek, President      Steven H. Stepanek, President


BANK:
----

FIRST INTERSTATE BANK OF DENVER, N.A.


By: _________________________
Mark E. Thompson, Vice President

                            LOAN TRANSFER AGREEMENT
                            -----------------------

     THIS LOAN TRANSFER AGREEMENT (this "Agreement"), dated as of September 18, 1996, is by and among BONNEVILLE FUELS CORPORATION, BONNEVILLE FUELS MARKETING CORPORATION, COLORADO GATHERING CORPORATION, BONNEVILLE FUELS OPERATING CORPORATION, and BONNEVILLE FUELS MANAGEMENT CORPORATION (collectively, "Borrower"), WELLS FARGO BANK (COLORADO), N.A., a national banking association, f/k/a FIRST INTERSTATE BANK OF DENVER, N.A. ("Wells Fargo"), and COLORADO NATIONAL BANK ("CNB").

                                    RECITALS

     A. Pursuant to the provisions of an Amended and Restated Credit Agreement dated as of May 31, 1994, as amended by amendments dated as of April 1, 1995 and April, 1996 (such Credit Agreement, as amended, together with all prior credit agreements and amendments thereto which were amended and restated thereby, being herein collectively called the "Wells Fargo Credit Agreement"), Wells Fargo made two loans (the "Loans") to Borrower.

     B. Borrower, Wells Fargo and CNB wish to enter into this Agreement in order to provide for the terms upon which the Loans, the Wells Fargo Credit Agreement, any and all related notes and all other related loan documents, including without limitation any and all related security documents, are being transferred from Wells Fargo to CNB.

                                   AGREEMENT

     NOW THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Purchase Price. If the purchase of the Loans is to occur on September 18, 1996, CNB will wire-transfer to Wells Fargo on that date, as consideration for the purchase by CNB of the Loans, $2,509,606.16 (the "9/18 Purchase Price"), representing $2,500,000.00 of principal and $9,606.16 of interest outstanding on the Loans as of that date (wiring instructions: Wells Fargo Bank, N.A., ABA #121-000-248, Credit GL Account #2712-507201, Ref: Bonneville Fuels, Obligor #0944220986, Obligation: 42, 18, 83). The consideration to be paid by CNB to Wells Fargo for the purchase of the Loans (the "Final Purchase Price") shall be the 9/18/ Purchase Price plus, if the purchase of the Loans is delayed beyond September 18, 1996, $565.06849 for each day after September 18, 1996 until the day that the appropriate amount is wire-transferred to Wells Fargo; provided that if the purchase is not made on or before September 30, 1996, this Agreement shall terminate and be of no further force or effect.

     2. Loan Documents. Effective as of the date of the receipt by Wells Fargo of the Final Purchase Price from CNB ( the "Assignment Date") and conditional upon its receipt of such amount on or before September 30, 1996, Wells Fargo agrees to transfer, and does hereby transfer (conditional upon the receipt by Wells Fargo of such amount), to CNB, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY (except that Wells Fargo represents and warrants that it has not heretofore transferred any interest in the Loans or in any related documents to any third party), the Loans, the Wells Fargo Credit Agreement, the related notes and all other related loan documents, including without limitation the security documents listed on Exhibit A attached hereto and made a part hereof and any and all other security documents securing the Loans (collectively, the "Loan Documents").

     3. Delivery of Loan Documents. Upon its receipt of the Final Purchase Price, Wells Fargo will deliver to CNB (or as CNB may direct) all loan documents relating to the Loans, including without limitation: (a) any and all original promissory notes, endorsed to the order of CNB, without recourse, by Wells Fargo, (b) appropriate assignments, in recordable form, of any and all security documents securing the Loans, and (c) the original recorded counterparts of mortgages, acknowledgment copies of financing statements and any and all other security documents, to the extent possessed by or on behalf of Wells Fargo.

     4. Further Assurances. Upon and after the receipt by Wells Fargo of the final Purchase Price, Wells Fargo agrees to promptly do or cause to be done such further acts and to execute such further instruments as CNB may reasonably request in order to carry out the purposes of this Agreement.

     5. Expenses. Borrower shall pay any and all reasonable out-of-pocket expenses incurred by Wells Fargo and/or CNB in connection with the transactions contemplated by this Agreement, including without limitation any and all filing and recording fees, charges and expenses.

     6. Assumption. CNB will, from and after the Assignment Date, perform all of the obligations of Wells Fargo under or in connection with the Loan Documents. From and after the Assignment Date: (a) Wells Fargo shall be released from the obligations of Wells Fargo in respect of the Loan documents, and (b) CNB shall be entitled to all of the rights, powers and privileges of Wells Fargo under the Loan Documents.

     7. Disclaimer. Wells Fargo does not make any representation or warranty, nor shall it have any responsibility to CNB, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by Wells Fargo under, the Loan Documents, or for legality, enforceability, collectibility or sufficiency of the Loan Documents or any other document referred to or provided for therein or for any failure by Borrower or any other person or entity to perform any of its obligations there under or for the existence, value, perfection or priority of any collateral security or the financial or other condition of Borrower, or any other matter relating to the Loan Documents or any extension of credit thereunder.

     8. Release. Borrower forever releases Wells Fargo and each of its directors, officers, employees, agents, affiliates, successors and assigns (except CNB) from and against any and all claims, covenants, promises, agreements, obligations, controversies, losses, damages, costs, expenses, demands, causes of action, judgments or liabilities of any kind or character whatsoever, whether matured or contingent or known or unknown, that such party may have arising out of, or with respect to, directly or indirectly, the Loan documents and the transactions covered thereunder (including, but not limited to, Wells Fargo's commitments and obligations under the Loan Documents).

     9. Letters of Credit. As to any and all letters of credit issued by Wells Fargo and currently outstanding under the Loan Documents (the "Wells Fargo LC's"), CNB will promptly issue substitute letters of credit and Borrower will promptly thereafter obtain cancellations of the Wells Fargo LC's from the beneficiaries thereof. Until such cancellations are obtained, Borrower and CNB will indemnify, save and hold harmless Wells Fargo from any and all obligations to make payments under the Wells Fargo LC's and Borrower will at all times maintain: (a) a certificate of deposit issued by Wells Fargo and pledged to Wells Fargo in an amount at least equal to the aggregate of the face amounts of any and all Wells Fargo LC's, or (b) alternative security arrangements acceptable to Wells Fargo as to Borrower's obligations with respect to the Wells Fargo LC's. CNB agrees that the interests of Wells Fargo in and to such certificate of deposit or alternative security under any such documents shall be superior to any claim or right that CNB may have to such certificate of deposit or alternative security under any of the security documents being assigned to CNB.

     10. Miscellaneous. This Agreement shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of this Agreement by any party may be effected, without limitation, by faxing a signed counterpart of this Agreement to Borrower, Wells Fargo and CNB (any party that effects delivery in such manner hereby agreeing to transmit promptly to each of the other parties an actual signed counterpart):

Borrower:      801-363-9557 (Attn: Steven H. Stepanek)

Wells Fargo:   303-293-5467 (Attn: Mr. H. Allen Rheem, Jr.)

CNB:           303-585-4362 (Attn: Mr. Mark Thompson)


     Executed as of the date first above written.

                              WELLS FARGO BANK (COLORADO), N.A.
                               f/k/a FIRST INTERSTATE BANK OF
                               DENVER, N.A.

                              By:____________________________________
                                    Vice President



                              BONNEVILLE FUELS CORPORATION



                              By:____________________________________
                                    President


                              BONNEVILLE FUELS MARKETING CORPORATION



                              By:____________________________________
                                    President

                              COLORADO GATHERING CORPORATION



                              By:______________________________
                                    President


                              BONNEVILLE FUELS OPERATING CORPORATION



                              By:______________________________
                                    President


                              BONNEVILLE FUELS MANAGEMENT CORPORATION



                              By:______________________________
                                    President


                              COLORADO NATIONAL BANK



                              By:______________________________

                                   Exhibit A
                                   ---------

                               Security Documents
                               ------------------

     1. Amended and Restated Mortgage, Deed of Trust, Assignment of Proceeds, Security Agreement and Financing Statement dated as of May 31, 1994, from Bonneville Fuels Corporation to Scott E. Isaacson, as trustee, and First Interstate Bank of Denver, N.A.

     2. Amended and Restated Mortgage, Deed of Trust, Assignment of Proceeds, Security Agreement and Financing Statement dated as of May 31, 1994, from Bonneville Fuels Corporation to Michael H. Fiuzat, as trustee, and First Interstate Bank of Denver, N.A.

     3. Amended and Restated Mortgage, Assignment of Proceeds, Security Agreement and Financing Statement dated as of May 31, 1994, from Bonneville Fuels Corporation to First Interstate Bank of Denver, N.A.

     4. Amended and Restated Mortgage, Assignment of Proceeds, Security Agreement and Financing Statement dated as of May 31, 1994, from Colorado Gathering Corporation to First Interstate Bank of Denver, N.A.

     5. Second Amended and Restated Assignment and Security Agreement dated as of May 31, 1994, from Bonneville Fuels Corporation to First Interstate Bank of Denver, N.A.

     6.   Financing Statements relating to Items 1 through 5 above.

                               THIRD AMENDMENT OF
                     AMENDED AND RESTATED CREDIT AGREEMENT

     THIS THIRD AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of September 18, 1996, is by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and COLORADO NATIONAL BANK ("CNB")

                                    Recitals

     A. Borrower and First Interstate Bank of Denver, N.A. ("FIDN") entered into an Amended and Restated Credit Agreement dated as of May 31, 1994, as amended by amendments dated as of April 1, 1995 and April 1, 1996 (the "Credit Agreement"). Capitalized terms used herein but not defined herein shall have the same meanings as set forth in the Credit Agreement.

     B. Pursuant to a Loan Transfer Agreement dated as of September 18, 1996, the Credit Agreement has been transferred by FIDN to CNB.

     C. Borrower and CNB wish to enter into this Amendment in order to amend certain terms and provisions of the Credit Agreement.

                                   Amendment

     NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Credit Agreement. The Credit Agreement shall be, and hereby is, amended as follows as of the date hereof:

          (a) All references in the Credit Agreement to "First Interstate Bank of Denver, N.A." or the "Bank" shall be deemed to refer to Colorado National Bank.

          (b) In line 7 of the definition of "Conversion Date" in Section 1.1 on page 4 of the Credit Agreement, "April 1, 1998" shall be changed to "July 1, 1998."

          (c) In line 2 of the definition of "Facility A Scheduled Maturity Date" in Section 1.1 on page 6 of the Credit Agreement, "April 1, 2001" shall be changed to "July 1, 2003."

          (d)  In line 3 of the definition of "Facility B Maturity Date" in
Section 1.1 on page 6 of the Credit Agreement, "May 1, 1998" shall be changed to "July 1, 1998."

          (e) In lines 2 and 3 of the definition of "LIBOR Loan Interest Rate" in Section 1.1 on page 8 of the Credit Agreement, "prior to the Conversion Date" shall be deleted. In line 4 of the definition of "LIBOR Loan Interest Rate" in
Section 1.1 on page 8 of the Credit Agreement, clause (a) shall be revised to read as follows: "(z)(1) during the Revolving Period, 1.75 percentage points, and (2) during the Amortizing Period, 2.00 percentage points."

          (f) All references in the Credit Agreement to "Prime Rate," "Prime Rate Loan" and "Prime Rate Loan Interest Rate" (including without limitation the definitions of the foregoing terms) shall be changed to refer to "Reference Rate," "Reference Rate Loan" and "Reference Rate Loan interest Rate," respectively.

          (g) The following shall be substituted for the definition of "Prime Rate Loan Interest Rate" in Section 1.1 on page 10 of the Credit Agreement:

               "Reference Rate Loan Interest Rate" means the interest rate per annum pertaining to a Reference Rate Loan, which interest rate shall be, for Reference Rate Loans under Facility A and for Reference Rate Loans under Facility B, the Reference Rate in effect from time to time.

          (h) In line 11 of Section 2.3 on page 12 of the Credit Agreement, "October 1, 1995" shall be changed to "January 1, 1999."

          (i) In line 8 of Section 3.3 on page 15 of the Credit Agreement, "May 1, 1996" shall be changed to "August 1, 1998." In lines 12 and 13 of
Section 3.3 on page 15 of the Credit Agreement, "economic half-life" shall be changed to "revenue half-life."

          (j) In lines 4 and 5 of Section 3.6(a) on page 16 of the Credit Agreement, "633 Seventeenth Street" shall be changed to "950 Seventeenth Street."

          (k) In line 4 of Section 3.6(b) on page 16 of the Credit Agreement, "365" shall be changed to "360."

          (l) The following shall be inserted at the end of Section 4.1(a) on page 18 of the Credit Agreement: "During each of the time periods set forth below, the amount of the Production Borrowing Base for Facility A shall be as set forth below:

                                           Production
                  Time Period            Borrowing Base
                  -----------            --------------
               09/18/96-09/30/96           $5,100,000
               10/01/96-10/31/96           $4,900,000
               11/01/96-11/30/96           $4,700,000
               12/01/96-12/31/96           $4,500,000"

          (m) In line 4 of Section 4.2 on page 18 of the Credit Agreement, "April 1, commencing April 1, 1995" shall be changed to "July 1, commencing July 1, 1997."

          (n) In lines 7 and 8 of Section 4.2 on page 18 of the Credit Agreement, "October 1" shall be changed to "January 1, commencing January 1, 1997."

          (o) In line 11 of Section 4.2 on page 18 of the Credit Agreement, "April 1" shall be changed to "July 1."

          (p) The following shall be substituted for Section 8.1 (e) on page 33 of the Credit Agreement:

               (e) Financial Covenants. Comply, on a consolidated basis, as of the end of each Quarter, beginning June 30, 1996, with the following financial tests, all determined in accordance with generally accepted accounting principles:

          Minimum Working Capital (1):                 $250,000
          Minimum Current Ratio (1):                      1.05x
          Minimum Net Worth (2):                     $2,300,000
          Minimum Net Worth (3):                     $5,900,000
          Maximum Debt/Worth (2):                         6.00x
          Maximum Debt/Worth (3):                         2.00x
          Minimum Fixed Charge Coverage (2):              l.00x

          (1) With the current portion of Facility A treated as a non-current liability, and with the unused portion of Facility A treated as a current asset.

          (2) With advances from BPC ($3,600,000 currently) treated as a liability.

          (3) With advances from BPC ($3,600,000 currently) treated as an equity.

          (4) (i) Net income after tax plus interest expense plus depreciation, depletion and amortization plus other non-cash charges, divided by (ii) interest expenses plus required principal payments, calculated on a fiscal year-to-date basis.

          (q) The following shall be substituted for Section 9.1(h) on page 40 of the Credit Agreement:

          (h) Material Adverse Change. A material adverse change in any of Borrowers' condition (financial or otherwise), including changes due to violations of Environmental Laws or applications of Environmental Laws to the Borrowers or their properties, which the Bank determines, in its sole discretion, would have a Materially Adverse Effect on the operations of the Borrowers.

          (r)  The following shall be substituted for the address of the Bank in
Section 10.2 on page 43 of the Credit Agreement:

          Bank:     Colorado National Bank
                    950 Seventeenth Street
                    Denver, Colorado 80202
                    Attention: Mr. Mark E. Thompson,
                               Energy Group
                    Facsimile: (303) 585-4362

     2. The Notes. The Facility A Note, the Facility B Note and the Term Note shall be amended, such amendments to be effected by Allonges (the "Allonges"), between Borrower and CNB, to be attached to the Facility A Note, the Facility B Note and the Term Note, respectively, and to be substantially in the form of Exhibits A-1, A-2 and A-3 attached hereto and made a part hereof.

     3. Loan Documents. All references in any document to the Credit Agreement, the Facility A Note, the Facility B Note or the Term Note shall refer to the Credit Agreement, the Facility A Note, the Facility B Note or the Term Note, as amended pursuant to this Amendment and the Allonges.

     4. Conditions Precedent. The obligations of the parties under this Amendment are subject, at the option of CNB, to the prior satisfaction of the condition that Borrower shall have delivered to CNB the following (all documents to be satisfactory in form and substance to CNB and, if appropriate, duly executed and/or acknowledged on behalf of the parties other than CNB):

          (a)  This Amendment.

          (b)  The Allonges.

          (c) Any and all other loan documents required by CNB, including without limitation such amendments and supplements to the Collateral Documents as may be required by CNB.

          (d) Such title opinions, supplemental title opinions, UCC searches and other title information concerning Borrower's title to the Collateral or any portions thereof as may be satisfactory to CNB.

     5. Representations and Warranties. Borrower hereby certifies to CNB that, as of the date of this Amendment, all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, no Event of Default has occurred and no event has occurred which, with the giving of notice, the lapse of time, or both, would constitute an Event of Default.

     6. Continuation of the Credit Agreement. Except as specified in this Amendment and the Allonges, the provisions of the Credit Agreement, the Facility A Note, the Facility B Note and the Term Note shall remain in full force and effect, and if there is a conflict between the terms of this Amendment or the Allonges and those of the Credit Agreement, the Facility A Note, the Facility B Note or the Term Note or any other document executed and delivered in connection therewith, the terms of this Amendment and the Allonges shall control.

     7. Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     Executed as of the date first above written.

                         BONNEVILLE FUELS CORPORATION


                         By: _______________________________________
                             President


                         BONNEVILLE FUELS MARKETING CORPORATION


                         By: _______________________________________
                             President

                         COLORADO GATHERING CORPORATION


                         By: ___________________________________
                             President


                         BONNEVILLE FUELS OPERATING CORPORATION


                         By: ___________________________________
                             President


                         BONNEVILLE FUELS MANAGEMENT CORPORATION


                         By: ___________________________________
                             President


                         COLORADO NATIONAL BANK


                         By: ___________________________________
                             Vice President

                                  Exhibit A-1

                                    Allonge

     Reference is made to the Third Amendment of Amended and Restated Credit Agreement dated as of September 18, 1996 (the "Amendment"), by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and COLORADO NATIONAL BANK ("CNB").

     The Revolving Note dated May 31, 1994, made by Borrower payable to the order of First Interstate Bank of Denver, N.A., in the face amount of $20,000,000 (the "Revolving Note") is hereby modified as follows:

     1. All references in the Revolving Note to "First Interstate Bank of Denver, N.A." or the "Bank" shall be deemed to refer to Colorado National Bank.

     2. In lines 2 and 3 of the third paragraph on page 1 of the Revolving Note, "633 Seventeenth Street" shall be changed to "950 Seventeenth Street."

     3. All references in the Revolving Note to the "Credit Agreement" shall be deemed to refer to the Amended and Restated Credit Agreement dated as of May 31, 1994, between Borrower and First Interstate Bank of Denver, N.A., as assigned by Wells Fargo Bank (Colorado), N.A. f/k/a First Interstate Bank of Denver, N.A. to Colorado National Bank, as heretofore or hereafter amended, extended, modified, or amended and restated.

     Executed as of the date first above written.

                                       BONNEVILLE FUELS CORPORATION


                                       By:
                                           -----------------------------
                                           President


                                       BONNEVILLE FUELS MARKETING CORPORATION


                                       By:
                                           ------------------------------
                                           President

                                     A-1-1

                         COLORADO GATHERING CORPORATION


                         By:
                            ---------------------------------
                            President


                         BONNEVILLE FUELS OPERATING
                         CORPORATION


                         By:
                            ---------------------------------
                            President


                         BONNEVILLE FUELS MANAGEMENT
                         CORPORATION


                         By:
                            ---------------------------------
                            President


                         COLORADO NATIONAL BANK


                         By:
                            ---------------------------------
                            Vice President

                                     A-1-2

                                  Exhibit A-2

                                    Allonge

     Reference is made to the Third Amendment of Amended and Restated Credit Agreement dated as of September 18, 1996 (the "Amendment"), by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and COLORADO NATIONAL BANK ("CNB").

     The Promissory Note dated May 31, 1994, made by Borrower, payable to the order of First Interstate Bank of Denver, N.A., in the face amount of $1,000,000 (the "Facility B Note") is hereby modified as follows:

     1. All references in the Facility B Note to "First Interstate Bank of Denver, N.A.," the "Bank" or "Holder" shall be deemed to refer to Colorado National Bank.

     2. In line 4 of the first paragraph on page 1 of the Facility B Note, "633 Seventeenth Street, Denver, Colorado 80270" shall be changed to "950 Seventeenth Street, Denver, Colorado 80202."

     3. In line 8 of the first paragraph on page 1 of the Facility B Note, "which is one percent (1%) per annum higher than the `Bank's Prime Rate'" shall be changed to "equal to the `Bank's Reference Rate.'"

     4. In line 10 of the first paragraph on page 1 of the Facility B Note, "three Hundred sixty-five (365)" shall be changed to "three hundred sixty
(360)."

     5. All references in the Facility B Note to "Bank's Prime Rate" shall be changed to be references to "Bank's Reference Rate."

     6. In line 3 of the first paragraph on page 2 of the Facility B Note, the maturity date of the Facility B Note shall be changed to July 1, 1998.

     7. All references in the Facility B Note to the "Credit Agreement" shall be deemed to refer to the Amended and Restated Credit Agreement dated as of May 31, 1994, between Borrower and First Interstate Bank of Denver, N.A., as assigned by Wells Fargo Bank (Colorado), N.A. f/k/a First Interstate Bank of Denver, N.A. to Colorado National Bank, as heretofore or hereafter amended, extended, modified, or amended and restated.

     Executed as of the date first above written.

                                     A-2-1

                         BONNEVILLE FUELS CORPORATION


                         By:
                             --------------------------------
                             President


                         BONNEVILLE FUELS MARKETING CORPORATION


                         By:
                             --------------------------------
                             President


                         COLORADO GATHERING CORPORATION


                         By:
                             --------------------------------
                             President


                         BONNEVILLE FUELS OPERATING
                         CORPORATION


                         By:
                             --------------------------------
                             President


                         BONNEVILLE FUELS MANAGEMENT
                         CORPORATION


                         By:
                             --------------------------------
                             President


                         COLORADO NATIONAL BANK


                         By:
                             --------------------------------
                             Vice President

                                     A-2-2

                                  Exhibit a-3

                                    Allonge

     Reference is made to the Third Amendment of Amended and Restated Credit Agreement dated as of September 18, 1996 (the "Amendment"), by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and COLORADO NATIONAL BANK ("CNB").

     The Term Note dated May 31, 1994, made by Borrower, payable to the order of First Interstate Bank of Denver, N.A., in the face amount of $20,000,000 (the "Term Note") is hereby modified as follows:

     1. All references in the Term Note to "First Interstate Bank of Denver, N.A." or the "Bank" shall be deemed to refer to Colorado National Bank.

     2. In lines 2 and 3 of the third paragraph on page 1 of the Term Note, "633 Seventeenth Street" shall be changed to "950 Seventeenth Street."

     3. All references in the Term Note to the "Credit Agreement" shall be deemed to refer to the Amended and Restated Credit Agreement dated as of May 31, 1994, between Borrower and First Interstate Bank of Denver, N.A., as assigned by Wells Fargo Bank (Colorado), N.A. f/k/a First Interstate Bank of Denver, N.A. to Colorado National Bank, as heretofore or hereafter amended, extended, modified, or amended and restated.

     Executed as of the date first above written.

                         BONNEVILLE FUELS CORPORATION


                         By:
                             --------------------------------
                             President


                         BONNEVILLE FUELS MARKETING
                         CORPORATION


                         By:
                             --------------------------------
                             President

                                     A-3-1

                         COLORADO GATHERING CORPORATION


                         By: -------------------------------------
                             President


                         BONNEVILLE FUELS OPERATING CORPORATION


                         By: -------------------------------------
                             President


                         BONNEVILLE FUELS MANAGEMENT CORPORATION


                         By: -------------------------------------
                             President


                         COLORADO NATIONAL BANK


                         By: -------------------------------------
                             Vice President



26002202_1.DOC


                                     A-3-2

                              FOURTH AMENDMENT OF
                     AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of May 15, 1998, is by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and u.s. sang NATIONAL ASSOCIATION, a national banking association ("USA"), f/k/a COLORADO NATIONAL BANK, a national banking association ("CNB").

                                    RECITALS

     A. Borrower and First Interstate Bank of Denver, N.A. ("FIDN") entered into an Amended and Restated Credit Agreement dated as of May 31, 1994, as amended by amendments dated as of April 1, 1995 and April 1, 1996 (the "FIDN Credit Agreement").

     B. Pursuant to a Loan Transfer Agreement dated as of September 18, 1996, the FIDN Credit Agreement was transferred by FIDN's successor to CNB. Pursuant to a Third Amendment of Amended and Restated Credit Agreement dated as of September 18, 1996, the FIDN Credit Agreement was further amended. The FIDN Credit Agreement, as so assigned and amended, is herein called the "Credit Agreement."

     C.  USB is the successor to CNB.

     D. Borrower and USB wish to enter into this Amendment in order to amend certain terms and provisions of the Credit Agreement.

                                   AMENDMENT

     NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Credit Agreement. The Credit Agreement shall be, and hereby is, amended as follows, effective as of the date of this Amendment:

          (a) All references in the Credit Agreement to "Colorado National Bank" shall be changed to be references to "U.S. Bank National Association."

          (b)  In line 3 of the definition of "Accounts Receivable Report" in
Section 1.1 on page 2 of the Credit Agreement and in lines 3 and 5 of the definition of "Facility B Commitment" in Section 1.1 on page 6 of the Credit Agreement, "BFMC and BFM Corp." shall be changed to "any of the Borrowers."

          (c) In line 7 of the definition of "Conversion Date" in Section 1.1 on page 4 of the Credit Agreement, "July 1, 1998" shall be changed to "July 1, 2001."

          (d) In line 2 of the definition of "Facility A Scheduled Maturity Date" in Section 1.1 on page 6 of the Credit Agreement, "July 1, 2003" shall be changed to "July 1, 2006."

          (e)  In line 3 of the definition of "Facility B Maturity Date" in
Section 1.1 on page 6 of the Credit Agreement, "July 1, 1998" shall be changed to "July 1, 1999."

          (f)  In lines 2 and 3 of the definition of "Maximum Credit Amount" in
Section 1.1 on page 9 of the Credit Agreement, the maximum amount specified for Facility B in clause (ii) shall be changed to "One Million Five Hundred Thousand Dollars ($1,500,000)."

          (g) In line 11 of Section 2.3 on page 12 of the Credit Agreement, "January 1, 1999" shall be changed to "January 1, 2000."

          (h)  The following shall be substituted for the last sentence of
Section 2.6 on page 13 of the Credit Agreement:

               Any election to terminate the Commitment or reduce the Maximum Credit Amount shall be irrevocable, except as otherwise provided in Sections 4.2 and 4.4 below.

          (i) In line B of Section 3.3 on page 15 of the Credit Agreement, "August 1, l998" shall be changed to "August 1, 2001."

          (j) In lines 4 and 5 of Section 3.6(a) on page 16 of the Credit Agreement, "950 Seventeenth Street" shall be changed to "918 Seventeenth Street."

          (k)  The following shall be substituted for the second sentence of
Section 3.1(c) on page 14 of the Credit Agreement: "The Letter of Credit Fee will be payable concurrently with the issuance of each Letter of Credit; provided that, if any Letter of Credit is terminated or released prior to its expiry date, the Letter of Credit Fee determined as set forth in the prior sentence shall be recalculated based upon the actual term of the Letter of Credit, and, if such recalculation results in a lesser Letter of Credit Fee, the Bank shall refund to Borrower the excess of the amount originally paid over the recalculated amount."

          (l) The following shall be substituted for Section 4.2 on pages 18 and l9 of the Credit Agreement:

               Section 4.2 Production Borrowing Base Determinations. The Production Borrowing Base under Facility A shall be redetermined (a) during the Revolving

          Period by the Bank as of (i) each July 1, commencing July 1, 1997 (based upon the Bank's evaluation of annual independent engineering reports to be provided to the Bank by the Borrowers as more fully described in Section 4.5(a)) and (ii) each January 1, commencing January 1, l997 (based upon the Bank's evaluation of the Borrowers' actual production, revenue and expense data to be provided to the Bank by the Borrowers as more fully described in Section 4.5(b)) and (b) during the Amortizing Period by the Bank as of each July 1 (based upon the aforementioned independent engineering reports) and (c) otherwise may be redetermined by the Bank from time to time during the terms of this Agreement at the Bank's option and in the sole discretion of the Bank in accordance with the Bank's standard parameters for making oil and gas production based loans in effect at the time of such redetermination, together with such adjustments as the Bank determines to be appropriate, in its sole discretion reasonably exercised, to reflect the impact on the value of such properties of breaches of Environmental Laws, if any, by the Borrowers or their predecessors in ownership of any of the Mortgaged Properties and (d) so long as the Borrowers have not previously elected to reduce the Production Borrowing Base as described below since the previous regular redetermination of the Production Borrowing Base pursuant to clause
          (a) or (b) above (or only with the prior written consent of the Bank, if the Borrowers have previously so elected to reduce the Production Borrowing Base), upon the request of the Borrowers by written notice to the Bank, not more than once during each time period between two consecutive regular redeterminations of the Production Borrowing Base pursuant to clauses (a) and (b) above. Any increase in the Production Borrowing Base above $11,500,000 shall require prior written approval of the Bank's credit committees, which may be given or withheld in the Bank's sole discretion. The Bank shall notify the Borrowers of each change in the Production Borrowing Base under Facility A and the amount set forth in such notice shall be the amount of the Production Borrowing Base for all purposes of this Agreement until notice of a new Production Borrowing Base is given by the Bank to the Borrowers; provided, however, that the Borrowers may, by written notice to the Bank, not more than once during each time period between two consecutive regular redeterminations of the Production Borrowing Base pursuant to clauses (a) and (b) above, reduce the amount of the

          Production Borrowing Base from the amount set forth in the Bank's notice to the Borrowers to any lesser amount which is equal to or in excess of the aggregate Principal Amount of Facility A Loans and the Face Amount of Letters of Credit issued under Facility A. Any notice given by the Borrowers to reduce the Production Borrowing Base, shall be effective two (2) Business Days following the receipt of such notice by the Bank, and the amount set forth in such notice shall be the amount of the Production Borrowing Base for all purposes of this Agreement until notice of a new Production Borrowing Base is given by the Bank to the Borrowers. However, if the Production Borrowing Base is reduced by the Borrowers pursuant to this Section 4.2, so long as no Event of Default has occurred and is continuing, the Borrowers may, not more than once during each time period between two consecutive regular redeterminations of the Production Borrowing Base pursuant to clauses (a) and (b) above, upon two (2) Business Days' prior written notice given to the Bank, increase the Production Borrowing Base up to the amount originally specified in the Bank's notice to the Borrowers on which such reduction was based. Such notice of increase must be accompanied by payment to the Bank of an amount equal to the Borrowing Base Commitment Fees specified in Section 3.1(b) which would have accrued and been invoiced by the Bank on the amount of the increase to the date of reinstatement if the amount of such increase had been included within the Production Borrowing Base at all times from the date of the Bank's notice to the Borrowers. Any such amounts which are payable by the Borrowers but which would not have been invoiced by the Bank shall be payable at the next scheduled invoice for Borrowing Base Commitment Fees.

          (m) In line 6 of the first paragraph of Section 4.4 on page 20 of the Credit Agreement, "BFMC's and BFM Corp.'s" shall be changed to "Borrowers.'" In line 2 of the second paragraph of Section 4.4 on page 20 of the Credit Agreement, "BFMC and BFM Corp." shall be changed to "Borrowers."

          (n)  The following shall be inserted as a new third paragraph of
Section 4.4, immediately after the second paragraph of Section 4.4 on page 21 of the Credit Agreement:

               The Borrowers may, by written notice to the Bank, reduce the Maximum Credit Amount for Facility B to any lesser amount which is equal to or in excess of the aggregate Principal Amount of Facility B Loans and the Face Amount of Letters of Credit issued under Facility B. Any notice given by the Borrowers to reduce the Maximum Credit Amount for Facility B shall be effective two (2) Business Days following the receipt of such notice by the Bank, and the amount set forth in such notice shall be the Maximum Credit Amount for Facility B. However, if the Maximum Credit Amount for Facility B is reduced by the Borrowers pursuant to this
          Section 4.4, so long as no Event of Default has occurred and is continuing, the Borrowers may, not more than once prior to the Facility B Maturity Date, upon two (2) Business Days' prior written notice given to the Bank, increase the Maximum Credit Amount for Facility B up to $1,500,000. Such notice of increase must be accompanied by payment to the Bank of an amount equal to the Borrowing Base Commitment Fees specified in Section 3.1(b) which would have accrued and been invoiced by the Bank on the amount of the increase to the date of reinstatement if the amount of such increase had been included within the Maximum Credit Amount for Facility B at all times from the effective date of the reduction by Borrowers. Any such amounts which are payable by the Borrowers but which would not have been previously invoiced by the Bank shall be payable at the next scheduled invoice for Borrowing Base Commitment Fees.

          (o) The following shall be substituted for Section 8.1(e) on page 33 of the Credit Agreement:

               (e) Financial Covenants. Comply, on a consolidated basis, as of the end of each Quarter, beginning June 30, 1998, with the following financial tests, all determined in accordance with generally accepted accounting principles:

          Minimum Working Capital (1):                 $250,000
          Minimum Current Ratio (1):                      1.05x
          Minimum Net Worth:                         $8,000,000
          Maximum Debt/Worth:                             2.00x
          Minimum Fixed Charge Coverage (2):              1.00x

          (1) With the current portion of Facility A treated as a non-current liability, and with the unused portion of Facility A treated as a current asset.

          (2) (i) Net income after tax plus interest expense plus depreciation, depletion and amortization plus other non-
              cash charges, divided by (ii) interest expenses plus required principal payments, calculated on a fiscal year-to-date basis.

          (p) The parenthetical expression in lines 3 through 5 of Section 8.2(1) on page 39 of the Credit Agreement shall be deleted.

          (q) Section 9.1(j) on page 41 of the Credit Agreement shall be deleted.

          (r) Borrower's suite number, as set forth in the address of Borrower in Section 10.2 on page 42 of the Credit Agreement, shall be changed to "Suite 2200."

          (s)  The following shall be substituted for the address of the Bank in
Section 10.2 on page 43 of the Credit Agreement:

          Bank:     U.S. Bank National Association
                    918 Seventeenth Street
                    Denver, Colorado 80202
                    Attention: Mr. Mark E. Thompson,
                               Energy Group
                    Facsimile: (303) 585-4362

     2. The Notes. The Facility A Note, the Facility B Note and the Term Note shall be amended, such amendments to be effected by Allonges (the "Allonges"), among Borrower and USB, to be attached to the Facility A Note, the Facility B Note and the Term Note, respectively, and to be substantially in the form of Exhibits A-1, A-2 and A-3 attached hereto and made a part hereof.

     3. Loan Documents. All references in any document to the Credit Agreement, the Facility A Note, the Facility B Note or the Term Note shall refer to the Credit Agreement, the Facility A Note, the Facility B Note or the Term Note, as amended pursuant to this Amendment and the Allonges.

     4. Conditions Precedent. The obligations of the parties under this Amendment are subject, at the option of USB, to the prior satisfaction of the condition that Borrower shall have delivered to USB the following (all documents to be satisfactory in form and substance to USB and, if appropriate, duly executed and/or acknowledged on behalf of the parties other than USB):

          (a)  This Amendment.

          (b)  The Allonges.

          (c) Any and all other loan documents required by USB, including without limitation such amendments and supplements to the Collateral Documents as may be required by USB.

          (d) Such title opinions, supplemental title opinions, UCC searches and other title information concerning Borrower's title to the Collateral or any portions thereof as may be satisfactory to USB.

     5. Representations and Warranties. Borrower hereby certifies to USB that, as of the date of this Amendment, all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, no Event of Default has occurred and no event has occurred which, with the giving of notice, the lapse of time, or both, would constitute an Event of Default.

     6. Continuation of the Credit Agreement. Except as specified in this Amendment and the Allonges, the provisions of the Credit Agreement, the Facility A Note, the Facility B Note and the Term Note shall remain in full force and effect, and if there is a conflict between the terms of this Amendment or the Allonges and those of the Credit Agreement, the Facility A Note, the Facility B Note or the Term Note or any other document executed and delivered in connection therewith, the terms of this Amendment and the Allonges shall control.

     7. Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     EXECUTED as of the date first above written.

                         BONNEVILLE FUELS CORPORATION


                         By: _______________________________________
                             President


                         BONNEVILLE FUELS MARKETING CORPORATION


                         By: _______________________________________
                             President


                         COLORADO GATHERING CORPORATION


                         By: _______________________________________
                             President

                         BONNEVILLE FUELS OPERATING CORPORATION


                         By: ________________________________________
                             President


                         BONNEVILLE FUELS MANAGEMENT CORPORATION


                         By: ________________________________________
                             President


                         U.S. BANK NATIONAL ASSOCIATION f/k/a
                         COLORADO NATIONAL BANK


                         By: ________________________________________
                             Vice President

                                  Exhibit A-1
                                    Allonge

     Reference is made to the Third Amendment of Amended and Restated Credit Agreement dated as of May 15, 1998 (the "Amendment"), by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("USA"), f/k/a COLORADO NATIONAL BANK ("CNB").

     The Revolving Note dated May 31, 1994, as amended, made by Borrower, payable to the order of CNB, in the face amount of $20,000,000 (the "Revolving Note") is hereby modified as follows:

     1. All references in the Revolving Note to Colorado National Bank or the "Bank" shall be deemed to refer to U.S. Bank National Association.

     2. In lines 2 and 3 of the third paragraph on page 1 of the Revolving Note, "950 Seventeenth Street" shall be changed to "918 Seventeenth Street."

     Executed as of the date first above written

                         BONNEVILLE FUELS CORPORATION


                         By: _____________________________________
                             President


                         BONNEVILLE FUELS MARKETING CORPORATION


                         By: _____________________________________
                             President


                         COLORADO GATHERING CORPORATION


                         By: _____________________________________
                             President

                                     A-1-1

                         BONNEVILLE FUELS OPERATING CORPORATION


                         By: ________________________________________
                             President


                         BONNEVILLE FUELS MANAGEMENT CORPORATION


                         By: ________________________________________
                             President


                         U.S. BANK NATIONAL ASSOCIATION f/k/a
                         COLORADO NATIONAL BANK


                         By: ________________________________________
                             Vice President

                                     A-1-2

                                  Exhibit A-2
                                    Allonge

     Reference is made to the Third Amendment of Amended and Restated Credit Agreement dated as of May 15, 1998 (the "Amendment"), by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("USA"), f/k/a COLORADO NATIONAL BANK ("CNB").

     The Promissory Note dated May 31, 1994, as amended, made by Borrower, payable to the order of CNB, in the face amount of $1,000,000 (the "Facility B Note") is hereby modified as follows:

     1. All references in the Facility B Note to Colorado National Bank, the "Bank" or "Holder" shall be deemed to refer to U.S. Bank National Association.

     2. In the caption of the Facility B Note and in lines 5 and 6 of the first paragraph on page 1 of the Facility B Note, the face amount of the Facility B Note shall be increased to $1,500,000.

     3. In line 4 of the first paragraph on page 1 of the Facility B Note, "950 Seventeenth Street" shall be changed to "918 Seventeenth Street."

     4. In line 3 of the first paragraph on page 2 of the Facility B Note, the maturity date of the Facility B Note shall be changed to July 1, 1999.

     Executed as of the date first above written.

                         BONNEVILLE FUELS CORPORATION


                         By: ______________________________________
                             President


                         BONNEVILLE FUELS MARKETING CORPORATION


                         By: ______________________________________
                             President

                                     A-2-1

                         COLORADO GATHERING CORPORATION


                         By: _______________________________________
                             President


                         BONNEVILLE FUELS OPERATING CORPORATION


                         By: _______________________________________
                             President


                         BONNEVILLE FUELS MANAGEMENT CORPORATION


                         By: _______________________________________
                             President


                         COLORADO NATIONAL BANK


                         By: _______________________________________
                             Vice President

                                     A-2-2

                                  Exhibit A-3
                                    Allonge

     Reference is made to the Third Amendment of Amended and Restated Credit Agreement dated as of May 15, 1998 (the "Amendment"), by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("USA"), f/k/a COLORADO NATIONAL BANK ("CNB").

     The Term Note dated May 31, 1994, as amended, made by Borrower, payable to the order of CNB, in the face amount of $20,000,000 (the term Note") is hereby modified as follows:

     1. All references in the Term Note to Colorado National Bank or the "Bank" shall be deemed to refer to U.S. Bank National Association.

     2. In lines 2 and 3 of the third paragraph on page 1 of the Term Note, "950 Seventeenth Street" shall be changed to "918 Seventeenth Street."

     Executed as of the date first above written.

                         BONNEVILLE FUELS CORPORATION


                         By: _______________________________________
                             President


                         BONNEVILLE FUELS MARKETING CORPORATION


                         By: _______________________________________
                             President


                         COLORADO GATHERING CORPORATION


                         By: _______________________________________
                             President

                                     A-3-1

                         BONNEVILLE FUELS OPERATING CORPORATION


                         By: _______________________________________
                             President


                         BONNEVILLE FUELS MANAGEMENT CORPORATION


                         By: _______________________________________
                             President


                         U.S. BANK NATIONAL ASSOCIATION f/k/a
                         COLORADO NATIONAL BANK


                         By: _______________________________________
                             Vice President

                                     A-3-2

                        FIFTH AMENDMENT OF AMENDED AND

                           RESTATED CREDIT AGREEMENT

     THIS FIFTH AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of May 15, 1998, is by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("USB"), f/k/a COLORADO NATIONAL BANK, a national banking association ("CNB").

                                    RECITALS

     A. Borrower and USB are parties to an Amended and Restated Credit Agreement dated as of May 31, 1994, as amended by amendments dated as of April 1, 1995, April 1, 1996, September 18, 1996 and May 15, 1998 (the "Credit
Agreement").

     B. Borrower and USB wish to enter into this Amendment in order to amend certain terms and provisions of the Credit Agreement.

                                   AMENDMENT

     NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Credit Agreement. The Credit Agreement shall be, and hereby is, amended as follows, effective as of the date of this Amendment:

          a.   In line 3 of the definition of "Facility B Maturity Date" in
Section 1.1 on page 6 of the Credit Agreement, "July 1, l999" shall be changed to "July 1, 2001".

          b. In line 11 of Section 2.3 on page 12 of the Credit Agreement, "January 1, 2000" shall be changed to "January 1, 2002".

          c. The Production Borrowing Base under Facility A shall be $11,400,000 for the time period from June 1, 1999 until the effectiveness of the January 1, 2000 redetermination thereof pursuant to Section 4.2 of the Credit Agreement, unless the Production Borrowing Base under Facility A is redetermined prior to such date in accordance with the provisions of the Credit Agreement.

     2. The Facility B Note. The Facility B Note shall be amended, such amendment to be effected by an Allonge (the "Allonge"), among Borrower and USB, to be attached to the Facility B Note and to be substantially in the form of Exhibit A attached hereto and made a part hereof.

     3. Loan Documents. All references in any document to the Credit Agreement or the Facility B Note shall refer to the Credit Agreement or the Facility B Note, as amended pursuant to this Amendment and the Allonge.

     4. Conditions Precedent. The obligations of the parties under this Amendment are subject, at the option of USB, to the prior satisfaction of the condition that Borrower shall have delivered to USA the following (all documents to be satisfactory in form and substance to USB and, if appropriate, duly executed and/or acknowledged on behalf of the parties other than USB):

          a.   This Amendment.

          b.   The Allonge.

          c. Any and all other loan documents required by USB, including without limitation such amendments and supplements to the Collateral Documents as may be required by USB.

          d. Such title opinions, supplemental title opinions, UCC searches and other title information concerning Borrower's title to the Collateral or any portions thereof as may be satisfactory to USB.

     5. Representations and Warranties. Borrower hereby certifies to USB that, as of the date of this Amendment, all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, no Event of Default has occurred and no event has occurred which, with the giving of notice, the lapse of time, or both, would constitute an Event of Default.

     6. Continuation of the Credit Agreement. Except as specified in this Amendment and the Allonge, the provisions of the Credit Agreement and the Facility B Note shall remain in full force and effect, and if there is a conflict between the terms of this Amendment or the Allonge and those of the Credit Agreement or the Facility B Note or any other document executed and delivered in connection therewith, the terms of this Amendment and the Allonge shall control.

     7. Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     EXECUTED as of the date first above written.

                              BONNEVILLE FUELS CORPORATION



                              By:
                                  -----------------------------
                                  President

                              BONNEVILLE FUELS MARKETING
                              CORPORATION


                              By:
                                  -----------------------------
                                  President

                              COLORADO GATHERING CORPORATION


                              By:
                                  -----------------------------
                                  President

                              BONNEVILLE FUELS OPERATING
                              CORPORATION


                              By:
                                  -----------------------------
                                  President

                              BONNEVILLE FUELS MANAGEMENT
                              CORPORATION


                              By:
                                  ---------------------------
                                  President

                              U.S. BANK NATIONAL ASSOCIATION f/k/a
                              COLORADO NATIONAL BANK


                              By:
                                  -----------------------------
                                  President

                                   EXHIBIT A

                                    ALLONGE

     Reference is made to the Fifth Amendment of Amended and Restated Credit Agreement dated as of June 1, 1999 (the "Amendment"), by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("USB"), f/k/a COLORADO NATIONAL BANK ("CNB").

     The Promissory Note dated May 31, 1994, as amended, made by Borrower, payable to the order of CNB, in the original face amount of $1,000,000, subsequently increased to $1,500,000 (the "Facility B Note"), is hereby modified by substituting July 1, 2001 for July 1, 1999 as the maturity date of the Facility B Note in line 3 of the first paragraph on page 2 of the Facility B Note.

     EXECUTED as of June 1, 1999.

                              BONNEVILLE FUELS CORPORATION


                              By:
                                  -----------------------------
                                  President

                              BONNEVILLE FUELS MARKETING CORPORATION


                              By:
                                  -----------------------------
                                  President

                              COLORADO GATHERING CORPORATION


                              By:
                                  -----------------------------
                                  President

                              BONNEVILLE FUELS OPERATING
                              CORPORATION


                              By:
                                  -----------------------------
                                  President

                              BONNEVILLE FUELS MANAGEMENT
                              CORPORATION


                              By:
                                  -----------------------------
                                  President

                              U.S. BANK NATIONAL ASSOCIATION f/k/a
                              COLORADO NATIONAL BANK


                              By:
                                  -----------------------------
                                  Vice President

U.S. Bank National Association
918 - 17th Street
Denver, CO 80202

     Re:  Year 2000 Compliance

Dear Sir/Madam:

As a condition to the extension or continuation of credit to the undersigned (the "Borrower") by you (the "Bank") under each existing or any contemplated credit agreement between Borrower and Bank and each related promissory note, Bank has required Borrower to make the following representations and agreements upon which Bank will rely.

The Borrower has reviewed and assessed its business operations and computer systems and applications to address the "year 2000 problem" (that is, that computer applications and equipment used by the Borrower, directly or indirectly through third parties, may be unable to properly perform date-sensitive functions before, during and after January 1, 2000). The Borrower reasonably believes that the year 2000 problem will not result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects or ability to repay any indebtedness due to Bank.

The Borrower agrees that this representation will be true and correct on each date the Borrower requests a loan or advance or delivers information to the Bank.

In addition to the events of default in any of Borrower's agreements with Bank, it will be an event of default under each such agreement if (a) any representation in this letter is false or misleading when made, or becomes false or misleading at any time thereafter; (b) Borrower fails to perform or comply with any term, condition or obligation set forth herein; or (c) there is any material adverse change in Borrower's business condition (financial or otherwise), operations, prospects or ability to repay Bank which relates to or results from the year 2000 problem.

The Borrower agrees to promptly deliver to Bank such information relating to this representation as Bank may request from time to time.

Sincerely,
Bonneville Fuels Corporation             Bonneville Fuels Marketing Corporation


By:                                      By:
   ---------------------------              -----------------------------
   Steven H. Stepanek, President            Steven H. Stepanek, President

Colorado Gathering Corporation           Bonneville Fuels Operating Corporation

By:                                         By:
    ------------------------------              -----------------------------
    Steven H. Stepanek, President               Steven H. Stepanek, President

Bonneville Fuels Management Corporation         Date:
                                                     ------------------------

By:
   ------------------------------
   Steven H. Stepanek, President

                                    Allonge

     Reference is made to the Fifth Amendment Restated Credit Agreement dated as of June 1, 1999 (the "Amendment"), by and among BONNEVILLE FUELS CORPORATION, a Colorado corporation, BONNEVILLE FUELS MARKETING CORPORATION, a Utah corporation, COLORADO GATHERING CORPORATION, a Utah corporation, BONNEVILLE FUELS OPERATING CORPORATION, a Utah corporation, BONNEVILLE FUELS MANAGEMENT CORPORATION, a Utah corporation (collectively, "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("USB"), f/k/a COLORADO NATIONAL BANK ("CNB").

     The Promissory Note dated May 31, 1994, as amended, made by Borrower, payable to the order of CNB, in the original face amount of $1,000,000, subsequently increased to $1,500,000 (the "Facility B Note"), is hereby modified by substituting July 1, 2001 for July 1, 1999 as the maturity date of the Facility B Note in line 3 of the first paragraph on page 3 of the Facility B Note.

     EXECUTED as of June 1, 1999.

                              BONNEVILLE FUELS CORPORATION


                              By:
                                  -----------------------------
                                  President


                              BONNEVILLE FUELS MARKETING CORPORATION


                              By:
                                  -----------------------------
                                  President


                              COLORADO GATHERING CORPORATION


                              By:
                                  -----------------------------
                                  President


                              BONNEVILLE FUELS OPERATING CORPORATION


                              By:
                                  -----------------------------
                                  President

                              BONNEVILLE FUELS MANAGEMENT
                              CORPORATION


                              By:
                                  -----------------------------
                                  President

                              U.S. BANK NATIONAL ASSOCIATION f/k/a
                              COLORADO NATIONAL BANK


                              By:
                                  -----------------------------
                                  President